UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21823

Pioneer Series Trust V

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2022

Date of reporting period: September 1, 2021 through August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Global Sustainable Equity Fund

(Formerly, Pioneer Global Equity Fund*)

Annual Report | August 31, 2022

A: GLOSX	C: GCSLX	K: PGEKX	R: PRGEX	Y: PGSYX

* Effective 2/15/22, Pioneer Global Equity Fund was renamed Pioneer Global Sustainable Equity Fund.

visit us: www.amundi.com/us

Table of Contents
President’s Letter	2
Portfolio Management Discussion	4
Portfolio Summary	11
Prices and Distributions	12
Performance Update	13
Comparing Ongoing Fund Expenses	18
Schedule of Investments	20
Financial Statements	26
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm	50
Additional Information	52
Statement Regarding Liquidity Risk Management Program	53
Trustees, Officers and Service Providers	55

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges. The onset of the COVID-19 pandemic in March 2020 was the most significant development, as the pandemic affected the everyday lives of millions and led to major changes in government and central-bank policies. Later that year, the widespread distribution of COVID-19 vaccines led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year, and led to strong performance overall.

Eventually, however, the easier monetary and fiscal policies enacted during the height of the pandemic as well as ongoing supply chain issues, which were, at least in part, an outgrowth of certain virus-containment measures, were among the numerous factors that combined to drive inflation levels higher in the latter part of 2021.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of 2022, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In the US, the upcoming mid-term elections in November of this year are another important benchmark that investors are closely monitoring, as political uncertainty has often contributed to increased market volatility.

2 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

October 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 3

Portfolio Management Discussion | 8/31/22

In the following interview, portfolio managers Marco Pirondini, John Peckham, and Brian Chen discuss the factors that influenced the performance of Pioneer Global Sustainable Equity Fund during the 12-month period ended August 31, 2022. Mr. Pirondini, Senior Managing Director, Head of Equities, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Peckham, a senior vice president and a portfolio manager at Amundi US, and Mr. Chen, a senior vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform over the 12-month period ended August 31, 2022?
A	Pioneer Global Sustainable Equity Fund’s Class A shares returned -9.05% at net asset value during the 12-month period ended August 31, 2022, while the Fund’s benchmarks, the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index[1], returned -15.08% and -15.88%, respectively. During the same period, the average return of the 343 mutual funds in Morningstar’s Global Large Stock Blended Funds category was -15.34%.
Q	How would you characterize the investment environment in the global equity markets during the 12-month period ended August 31, 2022?
A	Overall, the 12-month period featured heightened volatility for global equities amid a deteriorating macroeconomic environment. As the period began in September 2021, investors were becoming increasingly concerned about high inflation and the looming withdrawal of very accommodative monetary policies from central banks. Persistent inflation resulted in a reversal by the US Federal Reserve (Fed) in the fourth quarter of 2021, as it doubled the previously announced pace for reducing its purchases of Treasury and mortgage-backed fixed-income securities (quantitative
1	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

easing). At that time, the Fed signaled three potential increases in its benchmark overnight federal funds rate target range for 2022, with another two increases expected for 2023.

Inflationary pressures worsened during the winter months, causing greater apprehension in the markets with regard to the actions of central banks. As estimates of short-term yields increased, yield curves flattened, and yields on longer-maturity bonds rose. In late-February 2022, the Russian invasion of Ukraine led to a spike in volatility, making investors more risk-averse and causing many to reduce their exposure to higher-risk assets, including equities. The war in Ukraine also exacerbated inflation concerns, given Russia’s leading position as an energy supplier to Europe, along with Ukraine’s status as a large agricultural-exporting nation. Meanwhile, China’s ongoing “zero-COVID” policy led to extended lockdowns in that country, which caused further disruptions to the global supply chain and raised new concerns about economic growth.

By late spring, investor speculation centered on whether the Fed would achieve a “soft landing,” in which economic growth would slow, but remain positive, while it brought inflation under control. After ending its quantitative easing program, the Fed’s tightening of monetary policy became increasingly aggressive, with an initial 0.25% increase in the federal funds rate target range in March, followed by a further 0.50% increase in May, and increases of 0.75% in both June and July. Despite those efforts, US inflation remained at 40-year highs, signaling the likelihood of further Fed tightening ahead. Similarly, in Europe, the Swiss central bank and the Bank of England joined the European Central Bank in raising their key interest rates.

All of those factors led global stocks into bear market territory, as key equity benchmarks sank to their lowest levels since the onset of the COVID-19 pandemic in early 2020. By period-end, global stocks had recovered slightly, but remained down by nearly 20% compared with their levels at the beginning of 2022.

Q	Would you review the Fund’s overall investment approach?
A	When selecting investments for the portfolio, we examine mid- and large-capitalization stocks worldwide, including those in emerging markets. From there, we strive to build a diversified* portfolio. In selecting securities for the portfolio, we look for “growth at a reasonable price,” and so there is a strong value component to our analysis.

* Diversification does not assure a profit nor protect against loss.

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 5

We seek to invest in companies that have not only been benefiting from operating efficiencies, as reflected in factors such as increased market share and revenues, but also those that have been employing their capital efficiently. In particular, we emphasize strong free cash flow, because we believe that may provide companies with the flexibility to make share buybacks, reinvest in their businesses, make acquisitions, and raise dividends**. We also look for stocks with attractive dividend yields as well as those trading at lower-than-market valuations. (Dividend yield represents a stock’s annual dividend payments to shareholders, expressed as a percentage of the stock’s current price.)

Finally, we attempt to assess not only the potential price gains for each stock, but also the potential for a decline in price if circumstances become unfavorable. We prefer to invest in stocks of companies that we think have the highest potential upside relative to their downside.

Q	During the 12-month period ended August 31, 2022, the Fund changed its name. Would you discuss that change and explain how it will affect the Fund’s investment process going forward?
A	The name change formally recognizes our focus on investing the portfolio in what we view as sustainable companies. We believe that the environmental, social, and governance (ESG) analysis that we incorporate into our investment process for the Fund is an important tool that may help us to identify risks and opportunities, and it is an essential part of our fundamental research at the company, sector, and country levels. Previously, Amundi US had integrated ESG considerations into its analysis, but with the name change this past February, ESG has become, by prospectus, an official part of the Fund’s investment approach. We believe that investing in companies with what we view as sustainable business models may help the Fund continue to pursue favorable performance over the long run.

Specifically, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that Amundi US believes adhere to the Fund’s ESG criteria. For purposes of the 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of tobacco products and controversial military weapons – consisting of cluster weapons, antipersonnel mines, nuclear weapons, and biological and chemical weapons – and the operation of thermal coal mines.

** Dividends are not guaranteed.

6 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

Q	Which of your investment decisions or individual portfolio holdings either aided or detracted from the Fund’s benchmark-relative performance during the 12-month period ended August 31, 2022?
A	During the period, stock selection results were the primary driver of the Fund’s benchmark-relative outperformance, while sector allocation decisions provided additional support for relative returns. In terms of absolute performance, the Fund’s top-performing sectors were energy, utilities, and health care. With respect to the Fund’s benchmark-relative results, key positive contributors included stock selection in the health care, communication services, information technology, and industrials sectors, as well as overweight allocations to the energy and communication services sectors. Conversely, an underweight allocation to the utilities sector detracted from the Fund’s benchmark-relative performance during the 12-month period, as did stock selection results in the consumer staples and consumer discretionary sectors.

From a geographical standpoint, the Fund’s holdings of stocks of North American-domiciled companies were the most significant positive contributors to relative performance, as both stock selection results within, and an overweight allocation to, the region aided relative returns. Stock selection results among holdings of European and Japanese equities also contributed positively to the Fund’s relative performance. However, overweight portfolio allocations to stocks of companies in the Asia/Pacific (ex-Japan) region detracted from the Fund’s relative results.

With regard to individual holdings, the Fund’s benchmark-relative results benefited from positions in shares of strong performers across a wide range of sectors and industries. Teck Resources, a Canadian diversified natural resources company, was a positive contributor to relative returns during the period. The company’s focus on key industrial metals such as copper and zinc, as well as steelmaking coal, puts it in a strong position to benefit from higher commodities prices, in our view, especially as Teck has been taking steps to boost production. European energy giant Shell also aided the Fund’s relative returns, as the company’s share price benefited from the steep increase in oil prices seen throughout most of the 12-month period. Within health care, portfolio positions in US-based health insurer Elevance Health and drug-distribution specialist Cardinal Health both made significant positive contributions to the Fund’s relative performance, with Cardinal’s share price, in particular, benefiting from the company attracting interest from a prominent activist investor. Portfolio exposure to Hensoldt, a German aerospace-and-defense company, aided the Fund’s benchmark-relative results over the second half of the 12-month period, as the German government increased defense spending amid rising geopolitical tensions.

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 7

Conversely, among the largest detractors from the Fund’s benchmark-relative returns during the 12-month period was a position in Russian energy giant Rosneft Oil. Shares of Rosneft as well as shares of Russian food-and-consumer goods retailer Magnit, fell sharply in price in the wake of sanctions placed against Russia by the US and other countries following the invasion of Ukraine. Rosneft and Magnit remained holdings in the portfolio as of period-end, but it should be noted that the Fund's ability to invest in and hold stocks of Russian companies could be further affected by current and possible future sanctions against Russia. In addition, the Fund’s position in Chinese internet and e-commerce giant Alibaba continued to weigh on relative performance, as the Chinese government’s tightening of restrictions on many major technology companies added to ongoing concerns about the potential for US stock exchanges to de-list Chinese companies. The Fund’s significant underweight position in Apple was another detractor from relative results, as the company’s share price rose modestly over the 12-month period. Lastly, an overweight portfolio position in US e-commerce marketplace-platform-provider eBay was a key detractor from the Fund’s benchmark-relative performance, as the company’s revenues and user base have begun to fall following a heightened period of activity in the early stages of the COVID-19 pandemic.

Q	Did the Fund have any exposure to derivatives during the 12-month period ended August 31, 2022, and did those investments have an effect on performance?
A	During portions of the 12-month period, the Fund employed derivative securities at a minimal level (primarily forward foreign currency exchange contracts, for hedging purposes), which had a negligible effect on performance.
Q	What is your outlook, and how is the Fund positioned heading into its new fiscal year?
A	Markets have continued to face headwinds from a variety of sources, including geopolitical conflicts, uncertainties about inflation and the path of interest rates, and slowing global economic growth. In addition, rising energy costs and less-accommodative central-bank policies have combined to obscure forecasts and create a more challenging environment for investors.

In managing the Fund, we have remained focused on an “all weather” approach to stock selection, stressing both quality and valuation. That approach, in our view, may put the Fund in a solid position, regardless of

8 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

shifting market conditions. Through our disciplined process, we seek to invest the portfolio in stocks of companies that we believe feature strong fundamentals, while also avoiding companies that appear to have weaker balance sheets and vulnerable earnings potential.

We expect the current backdrop of high inflation levels to persist for some time, and so the corresponding effect on commodity prices could continue to weigh on consumers and businesses alike. We favor owning shares of companies that we feel have the ability to deliver strong earnings in this more challenging operating environment, and that have displayed resiliency in the face of geopolitical risks.

Because of those factors, the Fund’s holdings currently lean towards value-style stocks over growth stocks. At the same time, we have been seeking to avoid taking on too much cyclical exposure in the portfolio, particularly among companies in the consumer-related sectors.

From a geographic standpoint, the Fund’s holdings have remained internationally diversified, including exposures to Asia and the emerging markets, where we have favored investments in the financials and energy sectors. We have continued to see significant valuation discounts in certain markets among countries in northeast Asia, and so some of the Fund’s most significant overweight allocations are to companies located in Japan and Korea. We believe the region could be a substantial beneficiary of a cyclical recovery in the global economy, as those markets contain many world-class industrial and financial companies.

While the investment backdrop in Europe has become more complicated, in our view, we have retained the portfolio’s exposure to European stocks in an attempt to take advantage of attractive valuations among companies that we think could benefit from both higher inflation and interest rates. The US remains the portfolio’s largest country exposure on an absolute basis. However, due to valuation concerns, we have continued to underweight the portfolio to the most expensive US large-cap growth technology stocks. With that said, recent market corrections have led us to add select exposures to shares of tech companies whose valuations have become increasingly attractive.

From a sector perspective, the Fund ended the 12-month period with benchmark-relative overweights to financials, energy, and materials, which are sectors that could be poised to benefit if our macroeconomic view turns out to be correct. Conversely, the Fund has remained underweight to the real estate, utilities, and industrials sectors.

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 9

Please refer to the Schedule of Investments on pages 20–25 for a full listing of fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG standards.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

The Fund may use derivatives, which may have a potentially large impact on Fund performance.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

Portfolio Summary | 8/31/22

Sector Distribution

(As a percentage of total investments)*

Geographical Distribution

(As a percentage of total investments based on country of domicile)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Cardinal Health, Inc.	3.42%
2.	KB Financial Group, Inc.	3.36%
3.	Wells Fargo & Co.	3.25%
4.	Occidental Petroleum Corp.	3.03%
5.	Pfizer, Inc.	3.02%
6.	Oracle Corp.	2.85%
7.	Range Resources Corp.	2.80%
8.	Hartford Financial Services Group, Inc.	2.65%
9.	AbbVie, Inc.	2.55%
10.	Willis Towers Watson Plc	2.31%

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 11

Prices and Distributions | 8/31/22

Net Asset Value per Share

Class	8/31/22	8/31/21
A	$15.69	$21.08
C	$15.23	$20.57
K	$15.71	$21.10
R	$15.58	$20.95
Y	$15.76	$21.15

Distributions per Share: 9/1/21–8/31/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.3483	$0.4649	$2.9633
C	$0.2138	$0.4649	$2.9633
K	$0.4277	$0.4649	$2.9633
R	$0.2815	$0.4649	$2.9633
Y	$0.4229	$0.4649	$2.9633

Index Definitions

The Morgan Stanley Capital International (MSCI) World NR† Index is an unmanaged measure of the performance of stock markets in the developed world. The MSCI All Country World NR Index is an unmanaged, free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, and consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in either index.

The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–17.

†	NR (Net Return), which indicates that the returns for these indices approximate the minimum possible dividend reinvestment.

12 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

Performance Update | 8/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Sustainable Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of August 31, 2022)
				MSCI
	Net	Public	MSCI	All
	Asset	Offering	World	Country
	Value	Price	NR	World
Period	(NAV)	(POP)	Index	NR Index
10 years	9.84%	9.19%	9.47%	8.70%
5 years	7.67	6.40	7.85	6.97
1 year	-9.05	-14.30	-15.08	-15.88

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
1.32%	1.15%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 13

Performance Update | 8/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Sustainable Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of August 31, 2022)

				MSCI
			MSCI	All
			World	Country
	If	If	NR	World
Period	Held	Redeemed	Index	NR Index
10 years	8.98%	8.98%	9.47%	8.70%
5 years	6.85	6.85	7.85	6.97
1 year	-9.69	-10.43	-15.08	-15.88

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross
2.06%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

Performance Update | 8/31/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Global Sustainable Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of August 31, 2022)
			MSCI
	Net	MSCI	All
	Asset	World	Country
	Value	NR	World
Period	(NAV)	Index	NR Index
10 years	10.22%	9.47%	8.70%
5 years	8.14	7.85	6.97
1 year	-8.67	-15.08	-15.88

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
0.84%	0.70%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 15

Performance Update | 8/31/22	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Global Sustainable Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of August 31, 2022)
			MSCI
	Net	MSCI	All
	Asset	World	Country
	Value	NR	World
Period	(NAV)	Index	NR Index
10 years	9.59%	9.47%	8.70%
5 years	7.29	7.85	6.97
1 year	-9.33	-15.08	-15.88

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
1.68%	1.55%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class R shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more current expense ratios.

16 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

Performance Update | 8/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Sustainable Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of August 31, 2022)

			MSCI
	Net	MSCI	All
	Asset	World	Country
	Value	NR	World
Period	(NAV)	Index	NR Index
10 years	10.34%	9.47%	8.70%
5 years	8.14	7.85	6.97
1 year	-8.66	-15.08	-15.88

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
0.97%	0.70%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more current expense ratios.

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Equity Fund

Based on actual returns from March 1, 2022 through August 31, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/22
Ending Account	$905.90	$902.80	$907.60	$904.20	$907.80
Value on 8/31/22
Expenses Paid	$5.28	$8.73	$3.37	$7.06	$3.37
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, 1.82%, 0.70%, 1.47%, and 0.70% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2022 through August 31, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/22
Ending Account	$1,019.66	$1,016.03	$1,021.68	$1,017.80	$1,021.68
Value on 8/31/22
Expenses Paid	$5.60	$9.25	$3.57	$7.48	$3.57
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, 1.82%, 0.70%, 1.47%, and 0.70% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 19

Schedule of Investments | 8/31/22

Shares		Value
UNAFFILIATED ISSUERS — 99.5%
COMMON STOCKS — 93.4% of Net Assets
Aerospace & Defense — 1.7%
217,198	Hensoldt AG	$ 4,843,086
	Total Aerospace & Defense	$ 4,843,086
Air Freight & Logistics — 2.1%
31,661	United Parcel Service, Inc., Class B	$ 6,158,381
	Total Air Freight & Logistics	$ 6,158,381
Automobiles — 3.7%
436,797	Stellantis NV	$ 5,823,002
274,100	Subaru Corp.	4,976,931
	Total Automobiles	$ 10,799,933
Banks — 11.7%
433,452	ABN AMRO Bank NV (C.V.A.) (144A)	$ 4,157,846
582,324	Grupo Financiero Banorte S.A.B de CV, Class O	3,439,054
110,927	Hana Financial Group, Inc.	3,245,517
248,087	KB Financial Group, Inc.	9,105,176
1,241,342	NatWest Group Plc	3,548,945
165,217	UniCredit S.p.A.	1,623,723
201,477	Wells Fargo & Co.	8,806,560
	Total Banks	$ 33,926,821
Biotechnology — 2.8%
51,342	AbbVie, Inc.	$ 6,903,445
6,091(a)	Alnylam Pharmaceuticals, Inc.	1,258,827
	Total Biotechnology	$ 8,162,272
Capital Markets — 1.7%
65,487	Euronext NV (144A)	$ 4,844,270
	Total Capital Markets	$ 4,844,270
Chemicals — 1.4%
20,921	International Flavors & Fragrances, Inc.	$ 2,311,352
33,637	Mosaic Co.	1,812,025
	Total Chemicals	$ 4,123,377
Communications Equipment — 1.1%
69,238	Cisco Systems, Inc.	$ 3,096,323
	Total Communications Equipment	$ 3,096,323
Construction Materials — 1.7%
137,528	CRH Plc	$ 5,061,968
	Total Construction Materials	$ 5,061,968
Diversified Telecommunication Services — 2.9%
276,804	Deutsche Telekom AG	$ 5,225,997
9,941,700	Telkom Indonesia Persero Tbk PT	3,045,212
	Total Diversified Telecommunication Services	$ 8,271,209

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

Shares			Value
Electrical Equipment — 2.0%
	21,916	Eaton Corp. Plc	$ 2,994,602
	12,714(a)	Generac Holdings, Inc.	2,802,293
		Total Electrical Equipment	$ 5,796,895
Electronic Equipment, Instruments & Components — 2.0%
	15,577	CDW Corp.	$ 2,658,994
	81,364	National Instruments Corp.	3,235,033
		Total Electronic Equipment, Instruments & Components	$ 5,894,027
Entertainment — 1.5%
	34,432	Electronic Arts, Inc.	$ 4,368,388
		Total Entertainment	$ 4,368,388
Food & Staples Retailing — 1.4%
	26,745+^#	Magnit PJSC	$ 120,364
	100,500	Seven & i Holdings Co., Ltd.	3,983,185
		Total Food & Staples Retailing	$ 4,103,549
Food Products — 1.2%
	195,850	Associated British Foods Plc	$ 3,456,847
		Total Food Products	$ 3,456,847
Health Care Providers & Services — 8.3%
	130,756	Cardinal Health, Inc.	$ 9,247,064
	20,771	Cigna Corp.	5,887,540
	31,412	CVS Health Corp.	3,083,088
	12,074	Elevance Health, Inc.	5,857,218
		Total Health Care Providers & Services	$ 24,074,910
Household Durables — 1.2%
	44,300	Sony Group Corp.	$ 3,513,815
		Total Household Durables	$ 3,513,815
Insurance — 5.7%
	111,677	Hartford Financial Services Group, Inc.	$ 7,181,948
	24,871	Progressive Corp.	3,050,428
	30,187	Willis Towers Watson Plc	6,243,577
		Total Insurance	$ 16,475,953
Interactive Media & Services — 1.1%
	29,219(a)	Alphabet, Inc., Class A	$ 3,162,080
		Total Interactive Media & Services	$ 3,162,080
Internet & Direct Marketing Retail — 4.1%
	483,500(a)	Alibaba Group Holding, Ltd.	$ 5,757,019
	137,974	eBay, Inc.	6,088,793
		Total Internet & Direct Marketing Retail	$ 11,845,812

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 21

Schedule of Investments | 8/31/22 (continued)

Shares			Value
		IT Services — 3.8%
	86,812	Cognizant Technology Solutions Corp., Class A	$ 5,483,914
	42,265	International Business Machines Corp.	5,428,939
		Total IT Services	$ 10,912,853
		Metals & Mining — 3.0%
	180,512	Barrick Gold Corp.	$ 2,680,603
	175,929	Teck Resources, Ltd., Class B	5,955,197
		Total Metals & Mining	$ 8,635,800
		Multi-Utilities — 0.6%
	51,618	CenterPoint Energy, Inc.	$ 1,627,516
		Total Multi-Utilities	$ 1,627,516
		Oil, Gas & Consumable Fuels — 9.9%
	103,062	EQT Corp.	$ 4,926,364
	137,466	MPLX LP	4,484,141
	115,537	Occidental Petroleum Corp.	8,203,127
	230,364(a)	Range Resources Corp.	7,569,761
	553,394+^#	Rosneft Oil Co. PJSC	166,925
	64,385	Shell Plc (A.D.R.)	3,411,117
		Total Oil, Gas & Consumable Fuels	$ 28,761,435
		Pharmaceuticals — 3.3%
	31,900	Eisai Co., Ltd.	$ 1,299,636
	180,881	Pfizer, Inc.	8,181,248
		Total Pharmaceuticals	$ 9,480,884
		Semiconductors & Semiconductor Equipment — 5.7%
	58,462(a)	Advanced Micro Devices, Inc.	$ 4,961,670
	64,103	Micron Technology, Inc.	3,623,743
	36,541	QUALCOMM, Inc.	4,833,278
	78,400	Ulvac, Inc.	3,041,621
		Total Semiconductors & Semiconductor Equipment	$ 16,460,312
		Software — 3.8%
	3,367(a)	Adobe, Inc.	$ 1,257,372
	104,156	Oracle Corp.	7,723,167
	25,494(a)	Zoom Video Communications, Inc., Class A	2,049,718
		Total Software	$ 11,030,257
		Technology Hardware, Storage & Peripherals — 0.9%
	202,471	Hewlett Packard Enterprise Co.	$ 2,753,606
		Total Technology Hardware, Storage & Peripherals	$ 2,753,606
		Textiles, Apparel & Luxury Goods — 1.7%
	141,960	Tapestry, Inc.	$ 4,930,271
		Total Textiles, Apparel & Luxury Goods	$ 4,930,271

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

Shares						Value
Trading Companies & Distributors — 1.4%
93,507(a)	AerCap Holdings NV					$ 4,118,983
	Total Trading Companies & Distributors					$ 4,118,983
TOTAL COMMON STOCKS
	(Cost $268,366,467)					$270,691,833
SHORT TERM INVESTMENTS — 6.1% of Net Assets
Open-End Fund — 6.1%
17,660,045(b)	Dreyfus Government Cash Management, Institutional
	Shares, 2.11%					$ 17,660,045
$ 17,660,045
TOTAL SHORT TERM INVESTMENTS
	(Cost $17,660,045)					$ 17,660,045
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.5%
	(Cost $286,026,512)					$288,351,878

Number of				Strike	Expiration
Contracts	Description Counterparty Amount			Price	Date
OVER THE COUNTER (OTC) CALL
OPTIONS WRITTEN — (0.0%)†
(145)	Zoom Video
	Communi-	Citigroup Global
	cations, Inc.	Markets, Ltd.	USD 327,217 USD 125.00		6/16/23	$ (90,625)
(9)	Zoom Video
	Communi-	Citigroup Global
	cations, Inc.	Markets, Ltd.	USD 8,516	USD 135.00	9/16/22	(14)
(49)	Alphabet,	Citigroup Global
	Inc.	Markets, Ltd.	USD 16,967	USD 121.00	9/16/22	(931)
(48)	Progressive	Citigroup Global
	Corp.	Markets, Ltd.	USD 20,940	USD 120.00	9/16/22	(21,360)
TOTAL OVER THE COUNTER (OTC) CALL OPTIONS WRITTEN
	(Premiums received $(373,640))					$ (112,930)
	OTHER ASSETS AND LIABILITIES — 0.5%					$ 1,443,074
	NET ASSETS — 100.0%					$289,682,022

(A.D.R.)	American Depositary Receipts.
(C.V.A.)	Certificaaten van aandelen (Share Certificates).
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2022, the value of these securities amounted to $9,002,116, or 3.1% of net assets.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at August 31, 2022.
+	Security is valued using significant unobservable inputs (Level 3).
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 23

Schedule of Investments | 8/31/22 (continued)

†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Magnit PJSC	7/23/2020	$ 1,857,587	$120,364
Rosneft Oil Co. PJSC	6/23/2021	4,456,752	166,925
Total Restricted Securities			$287,289
% of Net assets			0.1%

Distribution of investments by country of domicile (excluding short-term investments) as a percentage of total investments in securities, is as follows:

United States	62.1%
Japan	6.2%
United Kingdom	6.1%
Netherlands	5.5%
South Korea	4.6%
Germany	3.7%
Ireland	3.4%
Canada	3.2%
China	2.1%
Mexico	1.3%
Indonesia	1.1%
Other (individually less than 1%)	0.7%
100.0%

Purchases and sales of securities (excluding short-term investments) for the year ended August 31, 2022, aggregated $221,317,540 and $200,130,062, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2022, the Fund did not engage in any cross trade activity.

At August 31, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $287,250,968 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 34,248,724
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(33,260,744)
Net unrealized appreciation	$ 987,980

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1	– unadjusted quoted prices in active markets for identical securities.
Level 2	– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	– significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

The following is a summary of the inputs used as of August 31, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$ —	$ 4,843,086	$ —	$ 4,843,086
Automobiles	—	10,799,933	—	10,799,933
Banks	12,245,614	21,681,207	—	33,926,821
Capital Markets	—	4,844,270	—	4,844,270
Construction Materials	—	5,061,968	—	5,061,968
Diversified Telecommunication
Services	—	8,271,209	—	8,271,209
Food & Staples Retailing	—	3,983,185	120,364	4,103,549
Food Products	—	3,456,847	—	3,456,847
Household Durables	—	3,513,815	—	3,513,815
Internet & Direct
Marketing Retail	6,088,793	5,757,019	—	11,845,812
Oil, Gas & Consumable Fuels	28,594,510	—	166,925	28,761,435
Pharmaceuticals	8,181,248	1,299,636	—	9,480,884
Semiconductors &
Semiconductor Equipment	13,418,691	3,041,621	—	16,460,312
All Other Common Stocks	125,321,892	—	—	125,321,892
Open-End Fund	17,660,045	—	—	17,660,045
Total Investments in Securities	$211,510,793	$76,553,796	$287,289	$288,351,878
Other Financial Instruments
Over The Counter (OTC)
Call Options Written	$ —	$ (112,930)	$ —	$ (112,930)
Total Other Financial Instruments $	—	$ (112,930)	$ —	$ (112,930)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Common
Stocks
Balance as of 8/31/21	$ —
Realized gain (loss)(1)	45,462
Changed in unrealized appreciation (depreciation)(2)	(6,056,990)
Accrued discounts/premiums	—
Purchases	2,548,793
Sales	(159,051)
Transfers in to Level 3*	3,909,075
Transfers out of Level 3*	—
Balance as of 8/31/22	$ 287,289

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the year ended August 31, 2022, securities with aggregate market value of $3,909,075 were transferred from Level 2 to Level 3, due to valuing the securities using significant unobservable inputs, resulting from a decrease in market activity for the securities. There were no other transfers in or out of Level 3 during the year.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at August 31, 2022: $(6,056,990)

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 25

Statement of Assets and Liabilities | 8/31/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $286,026,512)	$288,351,878
Foreign currencies, at value (cost $298,868)	299,763
Options collateral	1,197,705
Receivables —
Fund shares sold	412,121
Dividends	1,195,448
Interest	19,669
Due from the Adviser	9,390
Other assets	32,911
Total assets	$291,518,885
LIABILITIES:
Payables —
Investment securities purchased	$ 1,122,078
Fund shares repurchased	425,788
Trustees’ fees	2,518
Transfer agent fees	57,258
Written options outstanding (net premiums received $373,640)	112,930
Due to affiliates	45,412
Accrued expenses	70,879
Total liabilities	$ 1,836,863
NET ASSETS:
Paid-in capital	$276,149,649
Distributable earnings	13,532,373
Net assets	$289,682,022
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $141,637,388/9,027,092 shares)	$ 15.69
Class C (based on $7,440,298/488,603 shares)	$ 15.23
Class K (based on $64,214,731/4,087,588 shares)	$ 15.71
Class R (based on $13,129,604/842,877 shares)	$ 15.58
Class Y (based on $63,260,001/4,013,647 shares)	$ 15.76
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $15.69 net asset value per share/100%-5.75%
maximum sales charge)	$ 16.65

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

Statement of Operations

FOR THE YEAR ENDED 8/31/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $597,873)	$ 7,371,693
Interest from unaffiliated issuers	35,427
Total Investment Income		$ 7,407,120
EXPENSES:
Management fees	$ 1,878,159
Administrative expenses	134,803
Transfer agent fees
Class A	169,739
Class C	6,746
Class K	63
Class R	39,574
Class Y	40,720
Distribution fees
Class A	401,054
Class C	89,879
Class R	80,778
Shareowner communications expense	82,907
Custodian fees	27,565
Registration fees	85,794
Professional fees	57,323
Printing expense	55,329
Pricing fees	2,569
Trustees’ fees	11,313
Insurance expense	448
Miscellaneous	48,163
Total expenses		$ 3,212,926
Less fees waived and expenses reimbursed by the Adviser		(329,125)
Net expenses		$ 2,883,801
Net investment income		$ 4,523,319
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 21,315,095
Class actions	143,270
Forward foreign currency exchange contracts	(10,260)
Futures contracts	(400,938)
Written option	39,997
Other assets and liabilities denominated in foreign currencies	(211,880)	$ 20,875,284
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(52,525,589)
Written options	260,710
Other assets and liabilities denominated in foreign currencies	(46,272)	$(52,311,151)
Net realized and unrealized gain (loss) on investments		$(31,435,867)
Net decrease in net assets resulting from operations		$(26,912,548)

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 27

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	8/31/22	8/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 4,523,319	$ 4,396,191
Net realized gain (loss) on investments	20,875,284	56,670,886
Change in net unrealized appreciation (depreciation)
on investments	(52,311,151)	16,925,483
Net increase (decrease) in net assets resulting
from operations	$ (26,912,548)	$ 77,992,560
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($3.78 and $0.15 per share, respectively)	$ (30,531,823)	$ (1,297,377)
Class C ($3.64 and $— per share, respectively)	(1,705,328)	—
Class K ($3.86 and $0.22 per share, respectively)	(12,634,885)	(759,329)
Class R ($3.71 and $0.09 per share, respectively)	(3,071,830)	(74,996)
Class Y ($3.85 and $0.23 per share, respectively)	(5,062,359)	(197,723)
Total distributions to shareowners	$ (53,006,225)	$ (2,329,425)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 70,988,665	$ 25,711,397
Reinvestment of distributions	51,700,728	2,251,056
Cost of shares repurchased	(46,589,103)	(37,609,554)
Net increase (decrease) in net assets resulting from
Fund share transactions	$ 76,100,290	$ (9,647,101)
Net increase (decrease) in net assets	$ (3,818,483)	$ 66,016,034
NET ASSETS:
Beginning of year	$293,500,505	$227,484,471
End of year	$289,682,022	$293,500,505

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	8/31/22	8/31/22	8/31/21	8/31/21
	Shares	Amount	Shares	Amount
Class A
Shares sold	425,274	$ 7,728,407	507,267	$ 9,478,129
Reinvestment of
distributions	1,723,939	29,878,393	71,731	1,264,653
Less shares repurchased	(1,226,935)	(21,877,800)	(1,091,102)	(19,937,408)
Net increase (decrease)	922,278	$ 15,729,000	(512,104)	$ (9,194,626)
Class C
Shares sold	59,515	$ 1,065,102	85,866	$ 1,567,182
Reinvestment of
distributions	101,692	1,705,149	—	—
Less shares repurchased	(174,875)	(3,100,482)	(235,518)	(4,184,161)
Net decrease	(13,668)	$ (330,231)	(149,652)	$ (2,616,979)
Class K
Shares sold	305,536	$ 4,744,861	46,376	$ 949,283
Reinvestment of
distributions	726,344	12,624,111	43,157	759,133
Less shares repurchased	(212,311)	(3,828,390)	(250,916)	(4,982,742)
Net increase (decrease)	819,569	$ 13,540,582	(161,383)	$ (3,274,326)
Class R
Shares sold	159,846	$ 2,816,756	161,402	$ 3,095,562
Reinvestment of
distributions	178,778	3,071,729	4,268	74,993
Less shares repurchased	(331,917)	(5,761,050)	(232,886)	(4,273,668)
Net increase (decrease)	6,707	$ 127,435	(67,216)	$ (1,103,113)
Class Y
Shares sold	3,246,855	$ 54,633,539	525,121	$ 10,621,241
Reinvestment of
distributions	253,622	4,421,346	8,632	152,277
Less shares repurchased	(709,514)	(12,021,381)	(227,567)	(4,231,575)
Net increase	2,790,963	$ 47,033,504	306,186	$ 6,541,943

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 29

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Class A
Net asset value, beginning of period	$ 21.08	$ 15.69	$ 13.56	$ 16.26	$ 15.77
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.26	$ 0.30	$ 0.15	$ 0.23	$ 0.16
Net realized and unrealized gain (loss) on investments	(1.87)	5.24	2.12	(1.63)	1.38
Net increase (decrease) from investment operations	$ (1.61)	$ 5.54	$ 2.27	$ (1.40)	$ 1.54
Distributions to shareowners:
Net investment income	$ (0.35)	$ (0.15)	$ (0.14)	$ (0.08)	$ (0.21)
Net realized gain	(3.43)	—	—	(1.22)	(0.84)
Total distributions	$ (3.78)	$ (0.15)	$ (0.14)	$ (1.30)	$ (1.05)
Net increase (decrease) in net asset value	$ (5.39)	$ 5.39	$ 2.13	$ (2.70)	$ 0.49
Net asset value, end of period	$ 15.69	$ 21.08	$ 15.69	$ 13.56	$ 16.26
Total return (b)	(9.05)%(c)	35.53%	16.78%	(8.62)%(d)	10.01%
Ratio of net expenses to average net assets	1.10%	1.15%	1.15%	1.16%	1.24%
Ratio of net investment income (loss) to average net assets	1.45%	1.60%	1.05%	1.64%	0.99%
Portfolio turnover rate	72%	91%	112%	87%	98%
Net assets, end of period (in thousands)	$141,637	$170,823	$135,175	$130,777	$157,633
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.20%	1.32%	1.39%	1.36%	1.40%
Net investment income (loss) to average net assets	1.35%	1.43%	0.81%	1.44%	0.83%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2022, the total return would have been (9.11)% .
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.69)% .

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Class C
Net asset value, beginning of period	$20.57	$ 15.29	$13.20	$ 15.88	$ 15.42
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.12	$ 0.14	$ 0.04	$ 0.12	$ 0.04
Net realized and unrealized gain (loss) on investments	(1.82)	5.14	2.05	(1.58)	1.34
Net increase (decrease) from investment operations	$ (1.70)	$ 5.28	$ 2.09	$ (1.46)	$ 1.38
Distributions to shareowners:
Net investment income	$ (0.21)	$ —	$ —	$ —	$ (0.08)
Net realized gain	(3.43)	—	—	(1.22)	(0.84)
Total distributions	$ (3.64)	$ —	$ —	$ (1.22)	$ (0.92)
Net increase (decrease) in net asset value	$ (5.34)	$ 5.28	$ 2.09	$ (2.68)	$ 0.46
Net asset value, end of period	$15.23	$ 20.57	$15.29	$ 13.20	$ 15.88
Total return (b)	(9.69)%(c)	34.53%	15.83%	(9.34)%(d)	9.15%
Ratio of net expenses to average net assets	1.82%	1.92%	1.91%	1.92%	1.97%
Ratio of net investment income (loss) to average net assets	0.71%	0.79%	0.28%	0.85%	0.28%
Portfolio turnover rate	72%	91%	112%	87%	98%
Net assets, end of period (in thousands)	$7,440	$10,330	$9,970	$11,938	$26,444
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.91%	2.06%	2.10%	2.06%	2.13%
Net investment income (loss) to average net assets	0.62%	0.65%	0.09%	0.71%	0.12%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2022, the total return would have been (9.75)% .
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.41)% .

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 31

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Class K
Net asset value, beginning of period	$ 21.10	$ 15.70	$ 13.56	$ 16.28	$ 15.81
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.33	$ 0.38	$ 0.21	$ 0.29	$ 0.22
Net realized and unrealized gain (loss) on investments	(1.86)	5.24	2.14	(1.64)	1.39
Net increase (decrease) from investment operations	$ (1.53)	$ 5.62	$ 2.35	$ (1.35)	$ 1.61
Distributions to shareowners:
Net investment income	$ (0.43)	$ (0.22)	$ (0.21)	$ (0.15)	$ (0.30)
Net realized gain	(3.43)	—	—	(1.22)	(0.84)
Total distributions	$ (3.86)	$ (0.22)	$ (0.21)	$ (1.37)	$ (1.14)
Net increase (decrease) in net asset value	$ (5.39)	$ 5.40	$ 2.14	$ (2.72)	$ 0.47
Net asset value, end of period	$ 15.71	$ 21.10	$ 15.70	$ 13.56	$ 16.28
Total return (b)	(8.67)%(c)	36.10%	17.36%	(8.24)%(d)	10.47%
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.71%	0.80%
Ratio of net investment income (loss) to average net assets	1.85%	2.05%	1.50%	2.09%	1.35%
Portfolio turnover rate	72%	91%	112%	87%	98%
Net assets, end of period (in thousands)	$64,215	$68,962	$53,826	$43,813	$55,602
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.80%	0.84%	0.89%	0.85%	0.96%
Net investment income (loss) to average net assets	1.75%	1.91%	1.31%	1.95%	1.19%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2022, the total return would have been (8.72)% .
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.31)% .

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Class R
Net asset value, beginning of period	$ 20.95	$ 15.60	$ 13.47	$ 16.15	$ 15.65
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.19	$ 0.22	$ 0.10	$ 0.17	$ 0.09
Net realized and unrealized gain (loss) on investments	(1.85)	5.22	2.10	(1.60)	1.39
Net increase (decrease) from investment operations	$ (1.66)	$ 5.44	$ 2.20	$ (1.43)	$ 1.48
Distributions to shareowners:
Net investment income	$ (0.28)	$ (0.09)	$ (0.07)	$ (0.03)	$ (0.14)
Net realized gain	(3.43)	—	—	(1.22)	(0.84)
Total distributions	$ (3.71)	$ (0.09)	$ (0.07)	$ (1.25)	$ (0.98)
Net increase (decrease) in net asset value	$ (5.37)	$ 5.35	$ 2.13	$ (2.68)	$ 0.50
Net asset value, end of period	$ 15.58	$ 20.95	$ 15.60	$ 13.47	$ 16.15
Total return (b)	(9.33)%(c)	34.98%	16.38%	(8.98)%(d)	9.68%
Ratio of net expenses to average net assets	1.47%	1.54%	1.49%	1.55%	1.55%
Ratio of net investment income (loss) to average net assets	1.07%	1.20%	0.71%	1.24%	0.58%
Portfolio turnover rate	72%	91%	112%	87%	98%
Net assets, end of period (in thousands)	$13,130	$17,520	$14,090	$15,706	$20,733
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.56%	1.68%	1.67%	1.73%	1.75%
Net investment income (loss) to average net assets	0.98%	1.06%	0.53%	1.06%	0.38%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2022, the total return would have been (9.39)% .
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.04)% .

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 33

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Class Y
Net asset value, beginning of period	$ 21.15	$ 15.74	$ 13.61	$ 16.33	$ 15.83
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.34	$ 0.39	$ 0.21	$ 0.29	$ 0.22
Net realized and unrealized gain (loss) on investments	(1.88)	5.25	2.14	(1.63)	1.39
Net increase (decrease) from investment operations	$ (1.54)	$ 5.64	$ 2.35	$ (1.34)	$ 1.61
Distributions to shareowners:
Net investment income	$ (0.42)	$ (0.23)	$ (0.22)	$ (0.16)	$ (0.27)
Net realized gain	(3.43)	—	—	(1.22)	(0.84)
Total distributions	$ (3.85)	$ (0.23)	$ (0.22)	$ (1.38)	$ (1.11)
Net increase (decrease) in net asset value	$ (5.39)	$ 5.41	$ 2.13	$ (2.72)	$ 0.50
Net asset value, end of period	$ 15.76	$ 21.15	$ 15.74	$ 13.61	$ 16.33
Total return (b)	(8.66)%(d)	36.10%	17.29%	(8.19)%(c)	10.50%
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.72%	0.80%
Ratio of net investment income (loss) to average net assets	1.99%	2.06%	1.50%	2.06%	1.36%
Portfolio turnover rate	72%	91%	112%	87%	98%
Net assets, end of period (in thousands)	$63,260	$25,865	$14,424	$16,765	$26,007
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.92%	0.97%	1.01%	0.98%	1.07%
Net investment income (loss) to average net assets	1.77%	1.79%	1.19%	1.80%	1.09%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.25)% .
(d)	The class action lawsuit did not have an impact on the total return.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

Notes to Financial Statements | 8/31/22

1. Organization and Significant Accounting Policies

Pioneer Global Sustainable Equity Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust V (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. Prior to February 15, 2022, the Fund was known as Pioneer Global Equity Fund.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 35

2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the

36 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S.security held by the Fund to reflect the security’s fair value at the time the Fund determines its net asset value. These recommendations are applied in accordance with the Adviser’s (the valuation designee’s) valuation procedures.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings,

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 37

natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At August 31, 2022, two securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services) representing 0.10% of net assets. The value of these fair valued securities was $287,289.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any,

38 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries.

In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

At August 31, 2022, the Fund reclassified $18,893 to increase distributable earnings and $18,893 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

During the year ended August 31, 2022, a capital loss carryforward of $2,149,339 was utilized to offset net realized gains by the Fund.

The tax character of distributions paid during the years ended August 31, 2022 and August 31, 2021, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$11,476,361	$2,329,425
Long-term capital gains	41,529,864	—
Total	$53,006,225	$2,329,425

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 39

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2022:

2022
Distributable earnings/(losses):
Undistributed long-term capital gains	$12,544,393
Net unrealized appreciation	987,980
Total	$13,532,373

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on partnerships.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $9,909 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2022.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals

40 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in a major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s ESG criteria exclude securities of issuers in certain industries, and the Adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the Fund as compared with other funds that do not consider ESG criteria or ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG criteria or ESG factors.

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 41

Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that considers ESG criteria or ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. Further, in implementing its ESG approach, the Adviser focuses on investment considerations that relate to potential return and risk, without sacrificing these considerations for non-economic purposes. In considering ESG factors, the Adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund

42 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, with respect to the issuer’s capacity to pay interest and repay principal, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H. Option Writing

The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 43

subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average market value of written options for the year ended August 31, 2022, was $(92,680). Open written options contracts at August 31, 2022, are listed in the Schedule of Investments.

I. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

During the year ended August 31, 2022, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

There were no open forward foreign currency exchange contracts outstanding at August 31, 2022.

J. Futures Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of

44 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2022, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

There were no open futures contracts outstanding at August 31, 2022.

K. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at August 31, 2022 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 45

daily net assets over $1 billion. For the year ended August 31, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.15%, 2.15%, 0.70%, 1.55% and 0.70% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through January 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended August 31, 2022 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $38,518 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended August 31, 2022, the Fund paid $11,313 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At August 31, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $2,518.

4. Transfer Agent

For the period from September 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

46 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$72,002
Class C	3,945
Class K	—
Class R	3,700
Class Y	3,260
Total	$82,907

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund’s average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $6,894 in distribution fees payable to the Distributor at August 31, 2022.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 47

purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2022, CDSCs in the amount of $1,023 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2022, the Fund had no borrowings under the credit facility.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

48 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2022, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Call options written	$ —	$ —	$ —	$(112,930)	$ —
Total Value	$ —	$ —	$ —	$(112,930)	$ —

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2022 was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain
(Loss) on
Futures contracts	$ —	$ —	$ —	$ (400,938)	$ —
Forward foreign
currency exchange
contracts	—	—	(10,260)	—	—
Options written	—	—	—	39,997	—
Total Value	$ —	$ —	$(10,260)	$ (360,941)	$ —
Change in Net
Unrealized
Appreciation
(Depreciation) on
Options written	$ —	$ —	$ —	$ 260,710	$ —
Total Value	$ —	$ —	$ —	$ 260,710	$ —

8. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareholders of Pioneer Global Sustainable Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Global Sustainable Equity Fund (formerly Pioneer Global Equity Fund) (the “Fund”) (one of the funds constituting Pioneer Series Trust V (the “Trust”)), including the schedule of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Global Sustainable Equity Fund (one of the funds constituting Pioneer Series Trust V) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

50 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
October 28, 2022

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 51

Additional Information (unaudited)

For the year ended August 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

The Fund designated $41,529,864 as long-term capital gains distributions during the year ended August 31, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 43%.

Changes to the Fund’s Name and Principal Investment Strategies

Effective February 15, 2022, the Fund’s name changed to “Pioneer Global Sustainable Equity Fund.”

Effective February 15, 2022, in making investments, Amundi US seeks to identify companies with sustainable business models, including by evaluating environmental, social and governance (ESG) practices. In keeping with this focus, the Fund applies ESG criteria to its investments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that Amundi US believes adhere to the Fund’s ESG criteria.

For purposes of the 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of tobacco products and controversial military weapons, consisting of cluster weapons, anti-personnel mines, nuclear weapons, and biological and chemical weapons, and the operation of thermal coal mines. To the extent possible on the basis of information available to Amundi US, an issuer will be deemed to be significantly involved in an activity if it derives more than 10% of its gross revenues from such activities.

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Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 53

funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

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Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 55

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive Vice President,	communications and securities
	earlier retirement	The Bank of New York (financial and securities services) (1986 – 2004)	processing provider for financial
	or removal.		services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Jr. (71)*	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
	earlier retirement	President Head of Product, BNY Mellon Investment Management
	or removal.	(2007-2012); Executive Director- Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment management firm)
(2000-2005); Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

*	Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

56 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (78)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Director, Equitable Holdings, Inc.
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	(financial services holding company)
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	(2022 – present); Board Member of
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment	Carver Bancorp, Inc. (holding
	or removal.	bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY	company) and Carver Federal
		Associates, LLC (investment bank) (1996 – 2003)	Savings Bank, NA (2017 – present);
Advisory Council Member,
MasterShares ETF (2016 – 2017);
Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and Board
Treasurer, Harlem Dowling Westside
Center (foster care agency)
(1999 – 2018)

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 57

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (66)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves until	Group, American International Group, Inc. (insurance company)
	a successor trustee is	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation (government-
sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988);
Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank)
(1986 – 1987)
Marguerite A. Piret (74)	Trustee since 2005.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); President and Chief Executive	Income Fund, Inc. (closed-end
	trustee is elected or	Officer, Metric Financial Inc. (formerly known as Newbury Piret Company)	investment company)
	earlier retirement	(investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)
Fred J. Ricciardi (75)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company services)	None
Trustee	Serves until a successor	(2012 – 2020); Executive Vice President, BNY Mellon (financial and investment
	trustee is elected or	company services) (1969 – 2012); Director, BNY International Financing Corp.
	earlier retirement	(financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp.
	or removal.	(financial services) (2009 – 2012); Director, Financial Models (technology)
(2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd.,
Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment
Services, Inc. (financial services) (2005-2007)

58 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)**	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	Director of Clearwater Analytics
Trustee, President and Chief	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset	(provider of web-based
Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President	investment accounting software
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and	for reporting and reconciliation
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);	services) (September 2022 –
		Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset	present)
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International, Eaton
Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (64)**	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc.
(since 2017)

**	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22 59

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2005. Serves at the	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	discretion of the Board	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer		since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	discretion of the Board	Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at the	Managing Director, Chief Operations Officer and Fund Treasurer of	None
Treasurer and	discretion of the Board	Amundi US since May 2021; Treasurer of all of the Pioneer Funds since
Chief Financial and		May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021
Accounting Officer		to May 2021; and Chief of Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (57)	Since 2005. Serves at the	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	discretion of the Board	of all of the Pioneer Funds since 1999
Gary Sullivan (64)	Since 2005. Serves at the	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	discretion of the Board	Treasurer of all of the Pioneer Funds since 2002
Antonio Furtado (40)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020

60 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Michael Melnick (51)	Since 2021. Serves at the	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	discretion of the Board	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc.
since January 2014.
Brandon Austin (50)	Since March 2022. Serves	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money	at the discretion of	Laundering Officer of all the Pioneer Funds since March 2022 Director of
Laundering Officer	the Board	Financial Security of Amundi US since July 2021; Vice President, Head of
BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez
Wealth Management (investment management firm) (2013 – 2021)

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68 Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19431-16-1022

Pioneer High Income Municipal Fund

Annual Report | August 31, 2022

A: PIMAX	C: HICMX	Y: HIMYX

visit us: www.amundi.com/us

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges. The onset of the COVID-19 pandemic in March 2020 was the most significant development, as the pandemic affected the everyday lives of millions and led to major changes in government and central-bank policies. Later that year, the widespread distribution of COVID-19 vaccines led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year, and led to strong performance overall.

Eventually, however, the easier monetary and fiscal policies enacted during the height of the pandemic as well as ongoing supply chain issues, which were, at least in part, an outgrowth of certain virus-containment measures, were among the numerous factors that combined to drive inflation levels higher in the latter part of 2021.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of 2022, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In the US, the upcoming mid-term elections in November of this year are another important benchmark that investors are closely monitoring, as political uncertainty has often contributed to increased market volatility.

2 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
October 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 3

Portfolio Management Discussion | 8/31/22

In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer High Income Municipal Fund* during the 12-month period ended August 31, 2022. Mr. Chirunga, Managing Director, Director of High-Yield Municipals, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi US.

Q	How did the Fund perform during the 12-month period ended August 31, 2022?
A	Pioneer High Income Municipal Fund’s Class A shares returned -10.20% at net asset value during the 12-month period ended August 31, 2022, while the Fund’s benchmark, the Bloomberg US Municipal High Yield Bond Index (the Bloomberg Index), returned -10.06%. During the same period, the average return of the 201 mutual funds in Morningstar’s High-Yield Municipal Funds category was -11.25%.
Q	How would you describe the investment environment in the municipal bond market during the 12-month period ended August 31, 2022?
A	Consistent with the poor returns for the broader fixed-income market, municipal issues suffered unusually weak performance over the past 12 months. Two key developments played a role in the market’s sizable downturn.

First, the US Federal Reserve (Fed) sought to combat inflation by ending its quantitative easing (bond purchase) policy and beginning to raise interest rates. The Fed hiked the target range for the federal funds rate by 25 basis points (bps) at its March meeting, and then followed up with increases of 50 bps, 75 bps, and 75 bps, in May, June, and July, respectively. (A basis point is equal to 1/100th of a percentage point.) As of August 31, investors had come to anticipate several more increases to the federal funds rate target range before year-end. Those factors contributed to an across-the-board rise in government bond yields over the period. For example, the 10-year US Treasury note, which came into

*	The Fund does not invest directly in securities but instead invests all of its investable assets in an underlying mutual fund, Pioneer High Income Municipal Portfolio (the “Portfolio”), which has the same investment objective and policies as the Fund. Unless otherwise indicated, references to the Fund include the Portfolio.

4 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

the period with a yield of 1.30% in September 2021, had risen to 3.15% by the final day of August 2022. (Bond prices and yields have tended to move in opposite directions.)

The second development contributing to the market downturn during the period was that with the rise in prevailing yields came an increase in yield spreads for municipal issues relative to US Treasuries. The combination of Russia’s invasion of Ukraine, ongoing supply chain disruptions, and questions about the direction of the economy led to underperformance for the bond market’s “spread sectors” in relation to Treasuries over the 12-month period. (Spread sectors are nongovernmental fixed-income market sectors that offer higher yields, at greater risk, than governmental investments.) In that environment, the municipal market experienced substantial outflows, which further weighed on municipal bond prices.

High-yield municipal issues, while losing ground in absolute terms, finished the 12-month period with performance that was slightly ahead of their investment-grade municipal counterparts, due in part to their generally lower sensitivity to interest-rate risk.

Although market performance was poor, the fundamentals within the municipal bond market remained firm. The gradual reopening of the economy as COVID-19 becomes less of a factor, substantial federal aid packages passed and distributed during 2020-2021, and rising tax receipts have contributed to a steady improvement in the financial health of municipal issuers. The default rate within the municipal market has also remained very low, which we believe helps to illustrate the gap between price performance and the underlying strength of municipal issuers.

Q	What factors affected the Fund’s performance relative to the Bloomberg Index during the 12-month period ended August 31, 2022?
A	A key detractor from the Fund’s relative returns during the period was the portfolio’s allocation to investment-grade municipal bonds, as investment-grade municipals are typically more sensitive to changes in interest rates than high-yield municipals. During a period that saw a rapid rise in US Treasury rates have a negative effect on the more interest-rate-sensitive portions of the municipal market, the Fund’s exposure to investment-grade municipals was a drag on relative returns. We reduced the portfolio’s allocation to investment-grade municipals as we saw opportunities in the high-yield municipal segment present themselves. Another detractor from relative performance during the

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 5

period was the Fund’s positioning with respect to pollution control revenue (PCR) bonds and industrial development revenue (IDR) bonds (that is, tax-exempt debt issued by municipal entities to finance projects used by private corporations).

The Fund’s relative performance benefited during the 12-month period from an underweight allocation versus the benchmark in special-tax revenue bonds. A large portion of the special-tax sector has consisted of bonds issued from real estate development deals. As mortgage rates increased during the period, special-tax revenue bonds underperformed as the rising rates weighed on the outlook for the property sector in general, and so the Fund’s underweight to the sector aided relative returns. In addition, security selection results within the hospital(s) sector contributed positively to the Fund’s relative performance during the period.

From a ratings perspective, the Fund’s allocation to non-rated municipal bonds was a key positive contributor to benchmark-relative performance for the period. Each non-rated municipal bond is subject to our in-depth credit analysis process before we consider adding it to the portfolio, and our team of analysts assigns every non-rated bond an internal rating. In addition, we review all obligors of the non-rated bonds held in the portfolio, and seek to make once-per-year site visits (optimally) to help ensure the ability of the non-rated issuers to maintain their coupon payments is not at risk.

At the individual security level, the Fund’s underweight allocation to bonds issued by the Commonwealth of Puerto Rico aided relative returns, as the performance of the Commonwealth’s debt lagged that of the broader municipal bond market. Exposure to revenue bonds issued by Southwestern Illinois Development Authority (Special Facilities) was another positive contributor to the Fund’s relative results. On the downside, the portfolio’s positions in revenue bonds issued by Capital Trust Agency Senior Living (Florida) and Metropolitan Pier & Exposition Authority (Illinois) were key detractors from the Fund’s relative performance during the period.

Q	Did the Fund’s distributions** to shareholders change during the 12-month period ended August 31, 2022?
A	The Fund’s monthly distribution rate remained unchanged over the 12-month period.
**	Distributions are not guaranteed.

6 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

Q	Did the Fund have any exposure to derivative securities during the period?
A	The Fund had no exposure to derivatives during the 12-month period.
Q	What is your investment outlook heading into the Fund’s new fiscal year?
A	We see the potential for further market volatility given the broad uncertainty surrounding inflation, Fed monetary policies, and developments on the geopolitical front. However, credit conditions have remained stable across the municipal bond space, and we foresee very low odds of a wholesale rise in default risk. The ratio of ratings upgrades to downgrades within the municipal market has remained favorable as well. We also have seen record tax payments in issuing states, as well as budget surpluses. While corporate and government debt levels have risen significantly since the financial crisis of 2008, the municipal market has continued to hover at around $4 trillion in outstanding debt. We believe this provides a positive underpinning for the market and indicates greater financial discipline among municipal issuers. In our view, those factors indicate that the weakness in prices has not been accompanied by a meaningful decline in underlying fundamentals in the municipal market. We would also note that the recent market downturn has caused the ratio of tax-exempt yields to US Treasury yields to rise (the Municipal-to-Treasury ratio), which has often been an indication of improving value in the market, given that the higher the Municipal-to-Treasury ratio, the more attractive municipals are relative to Treasuries. We believe the attractive yields currently available on municipal bonds could help drive rising demand, which would be a positive for the market, especially since expectations are for limited supply through year-end.

As is always the case, headline news events have had a minimal effect on our day-to-day approach to managing the portfolio. Our goal is to invest the Fund in what we believe are fundamentally sound credits with attractive yields, while maintaining an appropriate level of portfolio diversification***. We also seek to avoid experiencing defaults in the portfolio through our emphasis on fundamental research. That approach was successful over the past 12 months, as the Fund did not have any exposure to bonds that defaulted. We believe this steady, long-term approach remains the most effective way to identify opportunities and to help minimize the risk associated with investing in the high-yield municipal market.

*** Diversification	does not assure a profit nor protect against loss.

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 7

Please refer to the Schedule of Investments on pages 43–60 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

The Fund may use derivatives, which may have a potentially large impact on Fund performance.

8 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 9

Portfolio Summary | 8/31/22

Portfolio Diversification(a)

(As a percentage of total investments)*

State Diversification(a)

(As a percentage of total investments)*

10 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

10 Largest Holdings(a)
(As a percentage of total investments)*
1.	Buckeye Tobacco Settlement Financing Authority, Senior Class 2,
	Series B2, 5.00%, 6/1/55	5.04%
2.	Tobacco Settlement Financing Corp., Series B1, 5.00%, 6/1/47	3.19
3.	Golden State Tobacco Securitization Corp., Series A1, 4.214%, 6/1/50	3.15
4.	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured
	Series A1, 5.00%, 7/1/58	2.34
5.	City of Oroville, Oroville Hospital, 5.25%, 4/1/49	2.18
6.	Arkansas Development Finance Authority, Big River Steel Project,
	4.50%, 9/1/49 (144A)	1.99
7.	New York Counties Tobacco Trust IV, Series A, 5.00%, 6/1/45	1.95
8.	Tuscaloosa County Industrial Development Authority, Hunt Refining Project,
	Series A, 5.25%, 5/1/44 (144A)	1.69
9.	Metropolitan Pier & Exposition Authority, McCormick Place Expansion,
	5.00%, 6/15/50	1.57
10.	Dominion Water & Sanitation District, 5.875%, 12/1/52	1.56

(a)	The Fund invests as a feeder fund in Pioneer High Income Municipal Portfolio (the "Portfolio"), and owns a pro rata interest in the Portfolio's net assets. Portfolio Diversification, State Distribution and Ten Largest Holdings at August 31, 2022 are based on the holdings of the Portfolio. For more complete details about the Portfolio's investment portfolio, see page 42.
*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 11

Prices and Distributions | 8/31/22

Net Asset Value per Share

Class	8/31/22	8/31/21
A	$6.54	$7.56
C	$6.55	$7.57
Y	$6.46	$7.46

Distributions per Share: 9/1/21–8/31/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2640	$ —	$ —
C	$0.2089	$ —	$ —
Y	$0.2788	$ —	$ —

Index Definitions

The Bloomberg U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts shown on pages 13–15.

12 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

Performance Update | 8/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of August 31, 2022)
			Bloomberg
	Net	Public	U.S.
	Asset	Offering	Municipal
	Value	Price	High Yield
Period	(NAV)	(POP)	Bond Index
10 years	2.96%	2.50%	4.26%
5 years	2.00	1.08	3.50
1 year	-10.20	-14.28	-10.06

Expense Ratio
(Per prospectus dated December 29, 2021,
as revised March 16, 2022)
Gross
0.82%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 13

Performance Update | 8/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of August 31, 2022)
			Bloomberg
			U.S.
			Municipal
	If	If	High Yield
Period	Held	Redeemed	Bond Index
10 years	2.20%	2.20%	4.26%
5 years	1.25	1.25	3.50
1 year	-10.88	-11.74	-10.06

Expense Ratio
(Per prospectus dated December 29, 2021,
as revised March 16, 2022)
Gross
1.59%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

Performance Update | 8/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of August 31, 2022)
		Bloomberg
	Net	U.S.
	Asset	Municipal
	Value	High Yield
Period	(NAV)	Bond Index
10 years	3.18%	4.26%
5 years	2.24	3.50
1 year	-9.87	-10.06

Expense Ratio
(Per prospectus dated December 29, 2021,
as revised March 16, 2022)
Gross	Net
0.67%	0.55%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

2.	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from March 1, 2022 through August 31, 2022.

Share Class*	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/22
Ending Account Value	$919.90	$916.50	$922.70
(after expenses) on 8/31/22
Expenses Paid	$3.97	$7.63	$2.67
During Period**

*	Includes the Fund's share of Pioneer High Income Municipal Portfolio’s allocated expenses.
**	Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.58%, and 0.55% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

16 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2022 through August 31, 2022.

Share Class*	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/22
Ending Account Value	$1,021.07	$1,017.24	$1,022.43
(after expenses) on 8/31/22
Expenses Paid	$4.18	$8.03	$2.80
During Period**

*	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
**	Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.58%, and 0.55% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 17

Statement of Assets and Liabilities | 8/31/22

ASSETS:
Investment in Pioneer High Income Municipal Portfolio, at value	$1,619,277,426
Receivables —
Fund shares sold	14,229
Due from the Adviser	15,062
Other assets	52,631
Total assets	$1,619,359,348
LIABILITIES:
Payables —
Distributions	$ 960,025
Trustees’ fees	15,654
Professional fees	215,141
Transfer agent fees	195,691
Due to affiliates
Management fees	104,785
Administrative fees	87,075
Other due to affiliates	39,468
Accrued expenses	43,182
Total liabilities	$ 1,661,021
NET ASSETS:
Paid-in capital	$1,894,106,215
Distributable earnings (loss)	(276,407,888)
Net assets	$1,617,698,327
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $524,429,497/80,151,283 shares)	$ 6.54
Class C (based on $117,640,693/17,953,990 shares)	$ 6.55
Class Y (based on $975,628,137/151,138,944 shares)	$ 6.46
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $6.54 net asset value per share/100%-4.50%
maximum sales charge)	$ 6.85

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

18 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

Statement of Operations

FOR THE YEAR ENDED 8/31/22

INVESTMENT INCOME:
Income allocated from Pioneer High Income Municipal Portfolio:
Interest Income	$84,627,301
Expenses	(351,294)
Net Investment Income allocated from Pioneer High
Income Municipal Portfolio	84,276,007
Total Investment Income		$ 84,276,007
EXPENSES:
Management fees	$ 8,852,619
Administrative expenses	403,065
Transfer agent fees
Class A	131,707
Class C	48,841
Class Y	1,129,333
Distribution fees
Class A	1,492,099
Class C	1,432,976
Shareowner communications expense	13,969
Registration fees	150,046
Professional fees	818,876
Printing expense	71,940
Pricing fees	14,230
Trustees’ fees	94,962
Insurance expense	3,366
Interest expense	2,882
Miscellaneous	118,065
Total expenses		$ 14,778,976
Less fees waived and expenses reimbursed by the Adviser		(1,673,000)
Net expenses		$ 13,105,976
Net investment income		$ 71,170,031
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Allocated from Pioneer High Income Municipal Portfolio:
Investments		$ (49,557,527)
Change in net unrealized appreciation (depreciation)
allocated from Pioneer High Income Municipal Portfolio:
Investments		$ (223,691,053)
Net realized and unrealized gain (loss) on investments		$(273,248,580)
Net decrease in net assets resulting from operations		$(202,078,549)

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 19

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	8/31/22	8/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 71,170,031	$ 69,787,815
Net realized gain (loss)	(49,557,527)	(673,734)
Change in net unrealized appreciation
(depreciation)	(223,691,053)	81,609,276
Net increase (decrease) in net assets resulting
from operations	$ (202,078,549)	$ 150,723,357
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.26 and $0.26 per share, respectively)	$ (22,151,265)	$ (23,110,609)
Class C ($0.21 and $0.21 per share, respectively)	(4,196,065)	(4,767,318)
Class Y ($0.28 and $0.28 per share, respectively)	(45,350,630)	(40,771,631)
Total distributions to shareowners	$ (71,697,960)	$ (68,649,558)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 963,629,974	$ 751,322,534
Reinvestment of distributions	59,507,077	56,511,448
Cost of shares repurchased	(1,191,329,687)	(599,560,828)
Net increase (decrease) in net assets resulting
from Fund share transactions	$ (168,192,636)	$ 208,273,154
Net increase (decrease) in net assets	$ (441,969,145)	$ 290,346,953
NET ASSETS:
Beginning of year	$ 2,059,667,472	$1,769,320,519
End of year	$ 1,617,698,327	$2,059,667,472

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

20 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	8/31/22	8/31/22	8/31/21	8/31/21
	Shares	Amount	Shares	Amount
Class A
Shares sold	26,700,529	$ 187,608,039	23,659,703	$ 174,512,499
Reinvestment of distributions	2,797,760	19,754,981	2,755,403	20,379,586
Less shares repurchased	(35,773,589)	(249,823,358)	(27,352,469)	(201,935,057)
Net decrease	(6,275,300)	$ (42,460,338)	(937,363)	$ (7,042,972)
Class C
Shares sold	2,250,191	$ 15,985,504	3,423,673	$ 25,354,154
Reinvestment of distributions	539,454	3,814,408	578,823	4,279,295
Less shares repurchased	(6,286,643)	(44,050,127)	(8,831,844)	(64,915,848)
Net decrease	(3,496,998)	$ (24,250,215)	(4,829,348)	$ (35,282,399)
Class Y
Shares sold	109,524,420	$ 760,036,431	75,493,379	$ 551,455,881
Reinvestment of distributions	5,146,258	35,937,688	4,355,451	31,852,567
Less shares repurchased	(130,332,898)	(897,456,202)	(45,725,710)	(332,709,923)
Net increase (decrease)	(15,662,220)	$ (101,482,083)	34,123,120	$ 250,598,525

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 21

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21(a)	8/31/20(a)	8/31/19(a)	8/31/18(a)
Class A
Net asset value, beginning of period	$ 7.56	$ 7.23	$ 7.56	$ 7.36	$ 7.32
Increase (decrease) from investment operations:
Net investment income (loss) (b)	$ 0.26	$ 0.27	$ 0.27	$ 0.35	$ 0.38
Net realized and unrealized gain (loss) on investments	(1.02)	0.32	(0.30)	0.21	0.02
Net increase (decrease) from investment operations	$ (0.76)	$ 0.59	$ (0.03)	$ 0.56	$ 0.40
Distributions to shareowners:
Net investment income	$ (0.26)	$ (0.26)	$ (0.30)	$ (0.36)	$ (0.36)
Net increase (decrease) in net asset value	$ (1.02)	$ 0.33	$ (0.33)	$ 0.20	$ 0.04
Net asset value, end of period	$ 6.54	$ 7.56	$ 7.23	$ 7.56	$ 7.36
Total return (c)	(10.20)%	8.36%	(0.41)%	7.87%	5.60%
Ratio of net expenses to average net assets	0.82%(d)	0.81%(d)	0.82%	0.83%	0.86%
Ratio of net investment income (loss) to average net assets	3.68%	3.60%	3.71%	4.81%	5.16%
Portfolio turnover rate	38%(e)	24%(f)	73%	20%	22%
Net assets, end of period (in thousands)	$524,429	$653,216	$631,922	$545,014	$313,695
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.85%(d)	0.82%(d)	0.82%	0.85%	0.86%
Net investment income (loss) to average net assets	3.65%	3.59%	3.71%	4.79%	5.16%

(a)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to August 31, 2021 are for the Fund as a stand-alone fund.
(b)	The per-share data presented above is based on the average shares outstanding for the period presented.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Includes the Fund’s share of Pioneer High Income Municipal Portfolio’s allocated expenses.
(e)	Represents the portfolio turnover rate of Pioneer High Income Municipal Portfolio.
(f)	Represents the portfolio turnover rate of the Fund as a stand-alone fund from September 1, 2020 to December 20, 2020 and of Pioneer High Income Municipal Portfolio for the period ended August 31, 2021.

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

22 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21(a)	8/31/20(a)	8/31/19(a)	8/31/18(a)
Class C
Net asset value, beginning of period	$ 7.57	$ 7.24	$ 7.56	$ 7.36	$ 7.32
Increase (decrease) from investment operations:
Net investment income (loss) (b)	$ 0.21	$ 0.21	$ 0.22	$ 0.35	$ 0.32
Net realized and unrealized gain (loss) on investments	(1.02)	0.33	(0.30)	0.15	0.02
Net increase (decrease) from investment operations	$ (0.81)	$ 0.54	$ (0.08)	$ 0.50	$ 0.34
Distributions to shareowners:
Net investment income	$ (0.21)	$ (0.21)	$ (0.24)	$ (0.30)	$ (0.30)
Net increase (decrease) in net asset value	$ (1.02)	$ 0.33	$ (0.32)	$ 0.20	$ 0.04
Net asset value, end of period	$ 6.55	$ 7.57	$ 7.24	$ 7.56	$ 7.36
Total return (c)	(10.88)%	7.53%	(1.03)%	7.05%	4.81%
Ratio of net expenses to average net assets	1.58%(d)	1.58%(d)	1.59%	1.60%	1.63%
Ratio of net investment income (loss) to average net assets	2.91%	2.84%	2.95%	4.07%	4.42%
Portfolio turnover rate	38%(e)	24%(f)	73%	20%	22%
Net assets, end of period (in thousands)	$117,641	$162,278	$190,279	$175,156	$134,670
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.61%(d)	1.59%(d)	1.59%	1.61%	1.63%
Net investment income (loss) to average net assets	2.88%	2.83%	2.95%	4.06%	4.42%

(a)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to August 31, 2021 are for the Fund as a stand-alone fund.
(b)	The per-share data presented above is based on the average shares outstanding for the period presented.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Includes the Fund’s share of Pioneer High Income Municipal Portfolio’s allocated expenses.
(e)	Represents the portfolio turnover rate of Pioneer High Income Municipal Portfolio.
(f)	Represents the portfolio turnover rate of the Fund as a stand-alone fund from September 1, 2020 to December 20, 2020 and of Pioneer High Income Municipal Portfolio for the period ended August 31, 2021.

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 23

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21(a)	8/31/20(a)	8/31/19(a)	8/31/18(a)
Class Y
Net asset value, beginning of period	$ 7.46	$ 7.14	$ 7.46	$ 7.26	$ 7.22
Increase (decrease) from investment operations:
Net investment income (loss) (b)	$ 0.28	$ 0.28	$ 0.29	$ 0.35	$ 0.38
Net realized and unrealized gain (loss) on investments	(1.00)	0.32	(0.30)	0.22	0.03
Net increase (decrease) from investment operations	$ (0.72)	$ 0.60	$ (0.01)	$ 0.57	$ 0.41
Distributions to shareowners:
Net investment income	$ (0.28)	$ (0.28)	$ (0.31)	$ (0.37)	$ (0.37)
Net increase (decrease) in net asset value	$ (1.00)	$ 0.32	$ (0.32)	$ 0.20	$ 0.04
Net asset value, end of period	$ 6.46	$ 7.46	$ 7.14	$ 7.46	$ 7.26
Total return (c)	(9.87)%	8.54%	(0.08)%	8.18%	5.80%
Ratio of net expenses to average net assets	0.55%(d)	0.55%(d)	0.55%	0.55%	0.68%
Ratio of net investment income (loss) to average net assets	3.94%	3.85%	3.97%	4.99%	5.31%
Portfolio turnover rate	38%(e)	24%(f)	73%	20%	22%
Net assets, end of period (in thousands)	$975,628	$1,244,174	$947,119	$787,800	$290,431
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.68%(d)	0.67%(d)	0.64%	0.66%	0.68%
Net investment income (loss) to average net assets	3.81%	3.73%	3.88%	4.88%	5.31%

(a)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to August 31, 2021 are for the Fund as a stand-alone fund.
(b)	The per-share data presented above is based on the average shares outstanding for the period presented.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Includes the Fund’s share of Pioneer High Income Municipal Portfolio’s allocated expenses.
(e)	Represents the portfolio turnover rate of Pioneer High Income Municipal Portfolio.
(f)	Represents the portfolio turnover rate of the Fund as a stand-alone fund from September 1, 2020 to December 20, 2020 and of Pioneer High Income Municipal Portfolio for the period ended August 31, 2021.

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

24 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

Notes to Financial Statements | 8/31/22

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust V (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

Effective December 21, 2020, the Fund began investing all of its investable assets as a feeder fund in Pioneer High Income Municipal Portfolio (the “Portfolio”), a portfolio of Pioneer Core Trust I, that has the same investment objective and policies as the Fund. The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Portfolio is registered under the 1940 Act as a diversified, open-end management investment company. At August 31, 2022, the Fund owned approximately 99.999% of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of Portfolio for additional information regarding significant accounting policies that affect the Fund.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of August 31, 2022. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 25

the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the investment adviser of the Fund and the Portfolio (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund, to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

26 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report. Disclosure about the classification of fair value measurements is presented in a tabular format following the Portfolio’s Schedule of Investments.

B. Investment Income and Transactions

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date.

The Fund receives a daily allocation of the Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.

C. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 27

purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

At August 31, 2022, the Fund was permitted to carry forward indefinitely $112,565,442 of short-term losses and $49,569,794 of long-term losses.

The tax character of distributions paid during the years ended August 31, 2022 and August 31, 2021, were as follows:

	2022	2021
Distributions paid from:
Tax-exempt income	$69,559,811	$65,893,515
Ordinary income	2,148,481	2,756,043
Total	$71,708,292	$68,649,558

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2022:

2022
Distributable earnings/(losses):
Undistributed tax-exempt income	$ 9,552,961
Capital loss carryforward	(162,135,236)
Current year dividend payable	(960,025)
Net unrealized depreciation	(122,865,588)
Total	$(276,407,888)

At August 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $1,742,143,014 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 86,587,693
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(209,453,281)
Net unrealized depreciation	$(122,865,588)

The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments related to interest on defaulted bonds and the tax treatment of amortization

D. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $26,360 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2022.

28 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

E. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

F. Risks

The Fund invests substantially all of its assets in the Portfolio. Following are risks related to the Portfolio's investments.

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 29

an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and

30 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession. To the extent the Fund invests significantly in a single state (including California, Illinois, New York and Indiana), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or Secured Overnight Financing Rate (SOFR). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 31

LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the SOFR published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such

32 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate equal to 0.50% of the Fund’s average daily net assets up to $500 million, 0.475% of the next $500 million of the Fund’s average daily net assets and 0.45% of the Fund’s average daily net assets over $1 billion. For the year ended August 31, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.47% of the Fund’s average daily net assets.

Effective December 21, 2021, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 0.82%, 1.59% and 0.55% of the average daily net assets attributable to Class A, C and Y shares, respectively. This expense limitation is in effect through January 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. Fees waived and expenses reimbursed during the year ended August 31, 2022 are reflected on the Statement of Operations.

Prior to December 21, 2020, the Adviser contractually agreed to waive and/or reimburse ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 0.83%, 1.59% and 0.55% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $197,206 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2022.

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 33

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended August 31, 2022, the Fund paid $94,962 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At August 31, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $15,654.

4. Transfer Agent

For the period from September 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$ 3,477
Class C	2,168
Class Y	8,324
Total	$13,969

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with

34 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $34,122 in distribution fees payable to the Distributor at August 31, 2022.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2022, CDSCs in the amount of $55,628 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit ("credit facility"). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement.

At August 31, 2022, the Fund had no borrowings outstanding under the credit facility.

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 35

For the year ended August 31, 2022, the average daily amount of borrowings outstanding during the year were as follows:

Weighted
Average
annualized
Average	interest rate	Number of	Total interest
daily amount	for the	days	expense
of borrowings	period	outstanding	on borrowings*
$224,658	1.265%	7	$2,882

* Interest expense is located on the Statement of Operations.

7. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation ("BNY Mellon") serves as the Fund's Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund's shareholder servicing and transfer agent.

36 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareholders of Pioneer High Income Municipal Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer High Income Municipal Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust V (the “Trust”)) as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer High Income Municipal Fund (one of the funds constituting Pioneer Series Trust V) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 37

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
October 28, 2022

38 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

Additional Information (unaudited)

For the year ended August 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 100%.

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 39

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation

40 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 41

(The following financial statements of Pioneer High Income Municipal Portfolio should be read in conjunction with the Fund’s financial statements.)

42 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Schedule of Investments | 8/31/22

Pioneer High Income Municipal Portfolio

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 99.4%
MUNICIPAL BONDS — 99.0%
of Net Assets(a)
Alabama — 2.0%
2,500,000	Hoover Industrial Development Board, 5.75%, 10/1/49	$ 2,593,950
2,990,750	Tuscaloosa County Industrial Development Authority,
	Hunt Refining Project, Series A, 4.50%, 5/1/32 (144A)	2,701,844
32,000,000	Tuscaloosa County Industrial Development Authority,
	Hunt Refining Project, Series A, 5.25%, 5/1/44 (144A)	27,152,640
	Total Alabama	$ 32,448,434
Alaska — 0.2%
2,750,000	Northern Tobacco Securitization Corp., Series A,
	4.00%, 6/1/50	$ 2,485,808
1,500,000	Northern Tobacco Securitization Corp., Series B1,
	4.00%, 6/1/50	1,521,300
	Total Alaska	$ 4,007,108
Arizona — 2.7%
1,675,000	Arizona Industrial Development Authority, Doral
Academy Nevada Fire Mesa, Series A, 5.00%,
	7/15/49 (144A)	$ 1,648,837
12,795,000	Industrial Development Authority of the City of
Phoenix, 3rd & Indian School Assisted Living Project,
	5.40%, 10/1/36	11,486,199
9,535,000	Industrial Development Authority of the City of Phoenix,
Deer Valley Veterans Assisted Living Project,
	Series A, 5.125%, 7/1/36	8,640,617
1,000,000	Industrial Development Authority of the County of Pima,
	Facility Desert Heights Charter, 7.00%, 5/1/34	1,052,380
3,000,000	Industrial Development Authority of the County of Pima,
	Facility Desert Heights Charter, 7.25%, 5/1/44	3,152,130
15,770,000	Maricopa County Industrial Development Authority,
	4.00%, 10/15/47 (144A)	13,607,933
1,700,000	Tempe Industrial Development Authority, Series A,
	6.125%, 10/1/47 (144A)	1,607,197
2,400,000	Tempe Industrial Development Authority, Series A,
	6.125%, 10/1/52 (144A)	2,271,744
	Total Arizona	$ 43,467,037
Arkansas — 2.3%
34,765,000	Arkansas Development Finance Authority, Big River
	Steel Project, 4.50%, 9/1/49 (144A)	$ 31,909,403
5,500,000	Arkansas Development Finance Authority, Green
	Bond, 5.45%, 9/1/52 (144A)	5,427,895
	Total Arkansas	$ 37,337,298

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 43

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	California — 11.4%
80,000	California County Tobacco Securitization Agency,
	Asset-Backed, Series A, 5.875%, 6/1/43	$ 80,300
1,370,000	California County Tobacco Securitization Agency,
	Golden Gate Tobacco Settlement, Series A,
	5.00%, 6/1/47	1,316,721
185,000	California Municipal Finance Authority, Series A, 5.00%,
	12/1/36 (144A)	188,491
2,000,000	California Municipal Finance Authority, Series A, 5.00%,
	12/1/46 (144A)	2,045,300
2,000,000	California Municipal Finance Authority, Series A, 5.00%,
	11/1/49 (144A)	1,959,660
2,000,000	California Municipal Finance Authority, Series A, 5.00%,
	12/1/54 (144A)	1,999,280
2,910,000	California Municipal Finance Authority, Series B, 4.75%,
	12/1/31 (144A)	2,661,224
6,115,000	California Municipal Finance Authority, Series B, 5.25%,
	12/1/36 (144A)	5,609,901
4,530,000	California Municipal Finance Authority, Series B, 5.50%,
	12/1/39 (144A)	4,139,152
1,600,000	California Municipal Finance Authority, Baptist
	University, Series A, 5.50%, 11/1/45 (144A)	1,638,064
250,000	California Municipal Finance Authority, John Adams
	Academics Project, Series A, 5.00%, 10/1/35	255,293
1,550,000	California Municipal Finance Authority, John Adams
	Academics Project, Series A, 5.25%, 10/1/45	1,582,984
500,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, 5.125%, 7/1/35 (144A)	512,205
1,575,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, 5.375%, 7/1/45 (144A)	1,656,490
125,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 4.75%, 10/1/24	127,494
830,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 5.625%, 10/1/34	870,595
2,175,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 5.875%, 10/1/44	2,266,807
1,000,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 6.00%, 10/1/49	1,040,820
3,230,000	California School Finance Authority, View Park High
	School, Series A, 7.125%, 10/1/48 (144A)	3,380,356
1,875,000	California Statewide Communities Development
	Authority, Baptist University, Series A, 5.00%,
	11/1/41 (144A)	1,945,444
1,560,000	California Statewide Communities Development
	Authority, Baptist University, Series A, 6.125%,
	11/1/33 (144A)	1,599,016
4,030,000	California Statewide Communities Development
	Authority, Baptist University, Series A, 6.375%,
	11/1/43 (144A)	4,114,912

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	California — (continued)
1,000,000	California Statewide Communities Development
	Authority, Loma Linda University Medical Center,
	5.25%, 12/1/43 (144A)	$ 1,032,430
10,000,000	California Statewide Communities Development
	Authority, Loma Linda University Medical Center,
	5.50%, 12/1/58 (144A)	10,449,200
13,095,000	California Statewide Communities Development
	Authority, Loma Linda University Medical Center,
	Series A, 5.25%, 12/1/56 (144A)	13,113,333
700,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/34	721,945
6,980,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/39	7,178,930
34,720,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/49	34,883,878
23,800,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/54	23,423,960
64,000,000	Golden State Tobacco Securitization Corp., Series A1,
	4.214%, 6/1/50	50,566,400
2,500,000(b)	Pittsburg Unified School District Financing Authority,
	Capital Appreciation General Obligation
	Pittsburg, 9/1/41 (AGM Insured)	1,075,450
1,925,000(b)	Pittsburg Unified School District Financing Authority,
	Capital Appreciation General Obligation
	Pittsburg, 9/1/42 (AGM Insured)	782,897
805,000	Tobacco Securitization Authority of Northern
	California, Series B1, 4.00%, 6/1/49	807,817
	Total California	$ 185,026,749
	Colorado — 4.6%
4,535,000(c)	2000 Holly Metropolitan District, Series A,
	5.00%, 12/1/50	$ 4,627,333
577,000(c)	2000 Holly Metropolitan District, Series B,
	7.50%, 12/15/50	562,258
1,735,000(c)	Belleview Village Metropolitan District, 4.95%, 12/1/50	1,514,881
1,250,000(c)	Cottonwood Highlands Metropolitan District No. 1,
	Series A, 5.00%, 12/1/49	1,141,712
2,090,000(c)	Cottonwood Highlands Metropolitan District No. 1,
	Series B, 8.75%, 12/15/49	2,144,925
4,090,000(c)	Crystal Crossing Metropolitan District, 5.25%, 12/1/40	4,069,550
25,000,000	Dominion Water & Sanitation District, 5.875%, 12/1/52	24,997,500
3,379,000	Dominion Water & Sanitation District, 6.00%, 12/1/46	3,453,608
3,550,000(c)	Green Valley Ranch East Metropolitan District No. 6,
	Series A, 5.875%, 12/1/50	3,421,312
7,635,000(c)	Larkridge Metropolitan District No. 2, 5.25%, 12/1/48	7,937,880
3,280,000(c)	Littleton Village Metropolitan District No. 2,
	5.375%, 12/1/45	3,293,022
1,125,000	Nine Mile Metropolitan District, 4.625%, 12/1/30	1,119,217
4,880,000	Nine Mile Metropolitan District, 5.125%, 12/1/40	4,877,121

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 45

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	Colorado — (continued)
1,000,000(c)	Ridgeline Vista Metropolitan District, Series A,
	5.25%, 12/1/60	$ 1,030,410
1,000,000(c)	Settler’s Crossing Metropolitan District No. 1, Series A,
	5.00%, 12/1/40 (144A)	1,033,440
2,130,000(c)	Settler’s Crossing Metropolitan District No. 1, Series A,
	5.125%, 12/1/50 (144A)	2,186,871
597,000(c)	Settler’s Crossing Metropolitan District No. 1, Series B,
	7.625%, 12/15/50	590,851
1,875,000(c)	Village at Dry Creek Metropolitan District No. 2,
	4.375%, 12/1/44	1,858,612
1,250,000(c)	Villas Metropolitan District, Series A, 5.125%, 12/1/48	1,260,662
1,240,000(c)	Willow Bend Metropolitan District, Series A,
	5.00%, 12/1/39	1,211,468
1,460,000(c)	Willow Bend Metropolitan District, Series A,
	5.00%, 12/1/49	1,360,078
755,000(c)	Willow Bend Metropolitan District, Series B,
	7.625%, 12/15/49	755,023
	Total Colorado	$ 74,447,734
	District of Columbia — 0.4%
915,000	District of Columbia, Inspired Teaching Demonstration
	Public Charter School, 5.00%, 7/1/32	$ 969,049
1,500,000	District of Columbia, Inspired Teaching Demonstration
	Public Charter School, 5.00%, 7/1/42	1,549,230
1,165,000	District of Columbia, Inspired Teaching Demonstration
	Public Charter School, 5.00%, 7/1/47	1,173,050
1,835,000	District of Columbia, Inspired Teaching Demonstration
	Public Charter School, 5.00%, 7/1/52	1,832,101
735,000	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, 6.75%, 5/15/40	746,804
	Total District of Columbia	$ 6,270,234
	Florida — 0.9%
500,000(d)	Capital Trust Agency, Inc., Series B, 5.00%, 7/1/43	$ 90,000
750,000(d)	Capital Trust Agency, Inc., Series B, 5.00%, 7/1/53	135,000
500,000(d)	Capital Trust Agency, Inc., Series B, 5.25%, 7/1/48	90,000
850,000	County of Lake, 5.00%, 1/15/54 (144A)	808,851
700,000	County of Lake, Imagine South Lake, 5.00%,
	1/15/39 (144A)	723,457
1,525,000	County of Lake, Imagine South Lake, 5.00%,
	1/15/49 (144A)	1,479,113
300,000	Florida Development Finance Corp., Glenridge On
	Palmer Ranch Project, 5.00%, 6/1/31	296,259
10,475,000	Florida Development Finance Corp., Glenridge On
	Palmer Ranch Project, 5.00%, 6/1/51	9,161,435
2,500,000	Palm Beach County Health Facilities Authority,
	Toby & Leon Cooperman Sinai, 4.25%, 6/1/56	1,967,750
	Total Florida	$ 14,751,865

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	Guam — 0.1%
1,100,000	Guam Economic Development & Commerce Authority,
	Asset-Backed, 5.625%, 6/1/47	$ 1,034,396
	Total Guam	$ 1,034,396
	Illinois — 15.3%
1,650,000	Chicago Board of Education, 5.75%, 4/1/35	$ 1,833,992
8,010,000	Chicago Board of Education, 6.00%, 4/1/46	8,917,132
6,500,000(c)	Chicago Board of Education, 6.138%, 12/1/39	6,322,810
5,440,000(c)	Chicago Board of Education, 6.519%, 12/1/40	5,429,283
18,765,000(c)	Chicago Board of Education, Series A, 4.00%, 12/1/47	16,415,059
2,035,000(c)	Chicago Board of Education, Series A, 5.00%, 12/1/33	2,095,541
14,170,000(c)	Chicago Board of Education, Series A, 5.00%, 12/1/42	14,081,579
5,000,000(c)	Chicago Board of Education, Series A, 5.50%, 12/1/31
	(AMBAC Insured)	5,562,400
1,000,000(c)	Chicago Board of Education, Series A, 7.00%,
	12/1/46 (144A)	1,105,760
8,000,000(c)	Chicago Board of Education, Series B, 6.50%, 12/1/46	8,793,520
2,415,000(c)	Chicago Board of Education, Series C, 5.25%, 12/1/39	2,455,186
3,250,000(c)	Chicago Board of Education, Series D, 5.00%, 12/1/31	3,408,535
15,000,000(c)	Chicago Board of Education, Series D, 5.00%, 12/1/46	15,111,000
1,305,000(c)	Chicago Board of Education, Series G, 5.00%, 12/1/44	1,311,616
4,275,000(c)	Chicago Board of Education, Series H, 5.00%, 12/1/46	4,292,314
3,435,000(c)	City of Chicago, Series 2002B, 5.50%, 1/1/30	3,659,752
10,000,000(c)	City of Chicago, Series A, 5.00%, 1/1/28	10,643,000
10,000,000(c)	City of Chicago, Series A, 5.00%, 1/1/34	10,536,500
2,000,000(c)	City of Chicago, Series A, 5.00%, 1/1/44	2,031,520
9,200,000(c)	City of Chicago, Series A, 5.50%, 1/1/35	9,689,164
17,000,000(c)	City of Chicago, Series A, 5.50%, 1/1/49	17,601,460
7,975,000(c)	City of Chicago, Series A, 6.00%, 1/1/38	8,634,213
4,000,000(c)	City of Chicago, Series B, 6.314%, 1/1/44	3,883,600
4,270,000	City of Plano Special Service Area No. 3 & No. 4,
	4.00%, 3/1/35	4,309,412
4,050,000	Illinois Finance Authority, Series A2, 6.00%, 11/15/36	3,557,196
1,591,212(b)	Illinois Finance Authority, Cabs Clare Oaks Project,
	Series B1, 11/15/52	31,204
2,520,597(e)	Illinois Finance Authority, Clare Oaks Project,
	Series A3, 5.25%, 11/15/52	1,659,208
8,500,000	Metropolitan Pier & Exposition Authority, McCormick
	Place Expansion, 4.00%, 12/15/47	7,389,730
25,000,000	Metropolitan Pier & Exposition Authority, McCormick
	Place Expansion, 5.00%, 6/15/50	25,114,500
23,000,000	Metropolitan Pier & Exposition Authority, McCormick
	Place Expansion, 5.00%, 6/15/57	23,329,360
12,160,000	Southwestern Illinois Development Authority,
	5.00%, 6/1/53	11,831,802

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 47

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	Illinois — (continued)
1,415,000(d)	Southwestern Illinois Development Authority, Village
	of Sauget Project, 5.625%, 11/1/26	$ 1,344,250
3,040,000	Village of Lincolnwood, Series A, 4.82%, 1/1/41 (144A)	2,612,850
2,445,000	Village of Matteson, 6.50%, 12/1/35	2,505,563
1,139,000	Village of Volo IL Special Service Area No. 17,
	5.50%, 3/1/47	1,153,545
	Total Illinois	$ 248,653,556
	Indiana — 6.4%
8,230,000	City of Anderson, 5.375%, 1/1/40 (144A)	$ 7,168,577
630,000	City of Evansville, Silver Birch Evansville Project,
	4.80%, 1/1/28	612,121
6,475,000	City of Evansville, Silver Birch Evansville Project,
	5.45%, 1/1/38	5,638,689
600,000	City of Fort Wayne, 5.125%, 1/1/32	544,074
4,665,000	City of Fort Wayne, 5.35%, 1/1/38	4,006,302
24,990,000	City of Hammond, Custodial Receipts Cabelas Project,
	7.50%, 2/1/29 (144A)	24,802,325
1,275,000	City of Kokomo, Silver Birch of Kokomo, 5.75%, 1/1/34	1,252,675
7,705,000	City of Kokomo, Silver Birch of Kokomo, 5.875%, 1/1/37	7,497,967
1,155,000	City of Lafayette, Glasswater Creek Lafayette Project,
	5.60%, 1/1/33	1,167,058
6,000,000	City of Lafayette, Glasswater Creek Lafayette Project,
	5.80%, 1/1/37	6,105,420
900,000	City of Mishawaka, Silver Birch Mishawaka Project, 5.10%,
	1/1/32 (144A)	861,264
5,890,000	City of Mishawaka, Silver Birch Mishawaka Project, 5.375%,
	1/1/38 (144A)	5,072,291
4,560,000	City of Terre Haute, 5.35%, 1/1/38	3,852,105
5,190,000	Indiana Finance Authority, Multipurpose Educational
	Facilities, Avondale Meadows Academy Project,
	5.125%, 7/1/37	5,329,144
330,000	Indiana Finance Authority, Multipurpose Educational
	Facilities, Avondale Meadows Academy Project,
	5.375%, 7/1/47	335,795
1,940,000	Indiana Finance Authority, Sanders Glen Project, Series A,
	4.25%, 7/1/43	1,794,616
2,020,000	Indiana Finance Authority, Sanders Glen Project, Series A,
	4.50%, 7/1/53	1,876,964
11,985,000	Indiana Housing & Community Development Authority,
	Series A, 5.00%, 1/1/39 (144A)	9,912,913
8,425,000	Indiana Housing & Community Development Authority,
	Evergreen Village Bloomington Project, 5.50%, 1/1/37	7,566,240
7,950,000	Town of Plainfield Multifamily Housing Revenue,
	5.375%, 9/1/38	7,616,100
	Total Indiana	$ 103,012,640

The accompanying notes are an integral part of these financial statements.

48 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	Iowa — 0.5%
8,000,000	Iowa Finance Authority, 4.75%, 8/1/42	$ 8,007,680
	Total Iowa	$ 8,007,680
	Kansas — 0.7%
400,000	Kansas Development Finance Authority, Series A,
	5.25%, 11/15/33	$ 365,636
11,215,000	Kansas Development Finance Authority, Series A,
	5.25%, 11/15/53	8,762,616
2,000,000	Kansas Development Finance Authority, Series A,
	5.50%, 11/15/38	1,785,500
	Total Kansas	$ 10,913,752
	Maryland — 0.1%
900,000	Maryland Health & Higher Educational Facilities
	Authority, City Neighbors, Series A, 6.75%, 7/1/44	$ 924,354
	Total Maryland	$ 924,354
	Massachusetts — 0.4%
765,000(d)	Massachusetts Development Finance Agency,
	Adventcare Project, 7.625%, 10/15/37	$ 267,750
2,000,000(d)	Massachusetts Development Finance Agency,
	Adventcare Project, Series A, 6.75%, 10/15/37 (144A)	700,000
1,250,000	Massachusetts Development Finance Agency,
	International Charter School, 5.00%, 4/15/40	1,273,763
4,500,000	Massachusetts Development Finance Agency, Linden
	Ponds, 5.125%, 11/15/46 (144A)	4,628,385
	Total Massachusetts	$ 6,869,898
	Michigan — 2.1%
8,565,000	David Ellis Academy-West, 5.25%, 6/1/45	$ 7,845,540
1,250,000	Flint Hospital Building Authority, Hurley Medical
	Center, Series A, 5.25%, 7/1/39	1,252,475
5,485,000	Flint International Academy, 5.75%, 10/1/37	5,485,000
5,720,000	Michigan Finance Authority, 5.75%, 4/1/40	5,910,991
1,105,000	Michigan Finance Authority, Series 2, 5.00%, 6/1/40	1,162,747
1,615,000	Michigan Finance Authority, Series B1, 5.00%, 6/1/49	1,666,632
4,000,000(e)	Michigan Strategic Fund, Series B, 7.50%, 11/1/41	4,269,720
7,115,000(e)	Michigan Strategic Fund, Michigan Department
	Offices Lease, Series B, 7.75%, 3/1/40	6,421,145
	Total Michigan	$ 34,014,250
	Minnesota — 1.9%
1,310,000	City of Bethel, 6.00%, 7/1/57	$ 1,238,081
4,210,000	City of Bethel, Series A, 5.00%, 7/1/48	4,111,612
1,000,000	City of Bethel, Series A, 5.00%, 7/1/53	960,080
2,600,000	City of Brooklyn Park, Prairie Seeds Academy Project,
	Series A, 5.00%, 3/1/34	2,662,270

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 49

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	Minnesota — (continued)
2,000,000	City of Brooklyn Park, Prairie Seeds Academy Project,
	Series A, 5.00%, 3/1/39	$ 2,033,900
3,515,000	City of Deephaven, Eagle Ridge Academy Project,
	Series A, 5.00%, 7/1/55	3,694,089
400,000	City of Deephaven, Eagle Ridge Academy Project,
	Series A, 5.25%, 7/1/37	422,004
1,500,000	City of Deephaven, Eagle Ridge Academy Project,
	Series A, 5.50%, 7/1/50	1,571,025
3,145,000	City of Rochester, Series A, 5.25%, 9/1/43	2,797,195
6,080,000	City of Rochester, Series A, 5.375%, 9/1/50	5,318,967
1,500,000	City of Rochester, Rochester Math & Science
	Academy, Series A, 5.125%, 9/1/38	1,428,615
2,000,000	Housing & Redevelopment Authority of The City of
	St. Paul Minnesota, Great River School Project,
	Series A, 5.50%, 7/1/52 (144A)	2,116,160
1,415,000	Housing & Redevelopment Authority of The City of
	St. Paul Minnesota, Higher Ground Academy Project,
	5.125%, 12/1/38	1,418,608
1,300,000	Housing & Redevelopment Authority of The City of
	St. Paul Minnesota, St. Paul City School Project,
	Series A, 5.00%, 7/1/36	1,313,442
	Total Minnesota	$ 31,086,048
	Missouri — 0.2%
200,000	Kansas City Industrial Development Authority,
	Series A, 4.25%, 4/1/26 (144A)	$ 201,280
1,000,000	Kansas City Industrial Development Authority,
	Series A, 5.00%, 4/1/36 (144A)	978,260
2,300,000	Kansas City Industrial Development Authority,
	Series A, 5.00%, 4/1/46 (144A)	2,136,999
	Total Missouri	$ 3,316,539
	New Jersey — 2.7%
905,000(d)	New Jersey Economic Development Authority,
	Series A, 4.70%, 9/1/28 (144A)	$ 869,768
1,255,000	New Jersey Economic Development Authority,
	Series A, 5.25%, 10/1/38 (144A)	1,231,619
565,000	New Jersey Economic Development Authority,
	Series A, 5.375%, 9/1/33 (144A)	532,857
1,140,000	New Jersey Economic Development Authority,
	Series A, 5.625%, 9/1/38 (144A)	1,043,898
6,125,000	New Jersey Economic Development Authority,
	Series A, 5.75%, 9/1/50 (144A)	6,349,604
1,215,000	New Jersey Economic Development Authority,
	Charter Hatikvah International Academy, Series A,
	5.25%, 7/1/37 (144A)	1,266,139
2,500,000	New Jersey Economic Development Authority,
	Charter Hatikvah International Academy, Series A,
	5.375%, 7/1/47 (144A)	2,606,975

The accompanying notes are an integral part of these financial statements.

50 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	New Jersey — (continued)
7,205,000	New Jersey Economic Development Authority,
	Marion P. Thomas Charter School, Inc., Project,
	Series A, 5.375%, 10/1/50 (144A)	$ 7,050,597
4,500,000	New Jersey Health Care Facilities Financing Authority,
	St. Peters University Hospital, 6.25%, 7/1/35	4,507,875
18,605,000	Tobacco Settlement Financing Corp., Series B,
	5.00%, 6/1/46	18,771,143
	Total New Jersey	$ 44,230,475
	New Mexico — 1.2%
1,690,000(e)	County of Otero, Otero County Jail Project,
	9.00%, 4/1/23	$ 1,690,000
16,040,000(e)	County of Otero, Otero County Jail Project,
	9.00%, 4/1/28	16,040,000
1,750,000	Lower Petroglyphs Public Improvement District,
	5.00%, 10/1/48	1,605,712
	Total New Mexico	$ 19,335,712
	New York — 14.8%
7,800,000	Metropolitan Transportation Authority, Green Bond,
	Series C1, 4.75%, 11/15/45	$ 7,749,768
17,000,000	Metropolitan Transportation Authority, Green Bond,
	Series C1, 5.25%, 11/15/55	17,597,210
425,000	Buffalo & Erie County Industrial Land Development
	Corp., 5.00%, 10/1/28 (144A)	444,949
4,150,000	Buffalo & Erie County Industrial Land Development
	Corp., 5.00%, 10/1/38 (144A)	4,187,765
3,200,000	Chautauqua Tobacco Asset Securitization Corp.,
	5.00%, 6/1/48	3,199,904
10,000,000(d)	Erie County Industrial Development Agency, Galvstar
	LLC Project, Series A, 9.25%, 10/1/30	1,250,000
8,000,000(d)	Erie County Industrial Development Agency, Galvstar
	LLC Project, Series B, 9.25%, 10/1/30	1,890,000
1,795,000(d)	Erie County Industrial Development Agency, Galvstar
	LLC Project, Series C, 9.25%, 10/1/30	424,069
8,755,000	Erie Tobacco Asset Securitization Corp., Asset-Backed,
	Series A, 5.00%, 6/1/45	8,690,651
4,395,000	Metropolitan Transportation Authority, Series A1,
	5.00%, 11/15/46	4,479,384
9,500,000	Metropolitan Transportation Authority, Series A1,
	5.00%, 11/15/48	9,718,690
4,845,000	Metropolitan Transportation Authority, Series A1,
	5.25%, 11/15/56	4,962,346
1,870,000	Metropolitan Transportation Authority, Series C1,
	5.00%, 11/15/25	1,959,984
2,000,000	Metropolitan Transportation Authority, Series C1,
	5.00%, 11/15/33	2,116,640

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 51

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	New York — (continued)
5,850,000	Metropolitan Transportation Authority, Series C1,
	5.00%, 11/15/56	$ 5,931,432
17,100,000(b)	Metropolitan Transportation Authority,
	Series C2, 11/15/32	11,669,895
9,000,000(b)	Metropolitan Transportation Authority,
	Series C2, 11/15/33	5,806,800
3,000,000	Metropolitan Transportation Authority, Series D1,
	5.00%, 11/15/43	3,089,280
2,969,643(e)	Nassau County Tobacco Settlement Corp.,
	Asset-Backed, Series A2, 5.25%, 6/1/26	2,946,391
22,015,000	Nassau County Tobacco Settlement Corp.,
	Asset-Backed, Series A3, 5.00%, 6/1/35	21,466,386
14,020,000	Nassau County Tobacco Settlement Corp.,
	Asset-Backed, Series A3, 5.125%, 6/1/46	13,463,826
1,635,000	New York Counties Tobacco Trust IV, Series A,
	5.00%, 6/1/42	1,576,516
32,420,000	New York Counties Tobacco Trust IV, Series A,
	5.00%, 6/1/45	31,341,711
18,100,000	New York Counties Tobacco Trust IV, Series A,
	6.25%, 6/1/41 (144A)	17,696,008
51,600,000(b)	New York Counties Tobacco Trust V, Capital
	Appreciation Pass Through, Series S-4A,
	6/1/60 (144A)	2,557,296
6,450,000	New York Counties Tobacco Trust VI, Series A-2B,
	5.00%, 6/1/45	6,300,424
10,000,000	New York Counties Tobacco Trust VI, Series A-2B,
	5.00%, 6/1/51	9,835,300
2,820,000	Riverhead Industrial Development Agency,
	7.65%, 8/1/34	2,818,816
4,000,000	TSASC, Inc., Series B, 5.00%, 6/1/45	3,927,200
24,000,000	TSASC, Inc., Series B, 5.00%, 6/1/48	23,443,200
5,000,000	Westchester County Local Development Corp.,
	5.00%, 7/1/56 (144A)	4,091,750
3,530,000	Westchester County Local Development Corp.,
	Purchase Senior Learning Community,
	5.00%, 7/1/41 (144A)	3,137,076
	Total New York	$ 239,770,667
	Ohio — 5.5%
84,635,000	Buckeye Tobacco Settlement Financing Authority,
	Senior Class 2, Series B2, 5.00%, 6/1/55	$ 80,805,266
530,000	Ohio Housing Finance Agency, Sanctuary
	Springboro Project, 5.125%, 1/1/32 (144A)	459,876
5,275,000	Ohio Housing Finance Agency, Sanctuary
	Springboro Project, 5.45%, 1/1/38 (144A)	4,375,929

The accompanying notes are an integral part of these financial statements.

52 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	Ohio — (continued)
2,900,000	Southeastern Ohio Port Authority, Refunding And
	Improvement Memorial Health System,
	6.00%, 12/1/42	$ 2,908,033
	Total Ohio	$ 88,549,104
	Pennsylvania — 4.0%
1,000,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.125%, 10/15/37	$ 1,017,410
200,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.25%, 10/15/32	200,378
2,535,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.25%, 10/15/47	2,542,047
8,425,000	Delaware County Industrial Development Authority,
	Chester Charter School Arts Project, Series A, 5.125%,
	6/1/46 (144A)	8,924,855
1,310,000	Philadelphia Authority for Industrial Development,
	5.00%, 4/15/32 (144A)	1,356,060
2,290,000	Philadelphia Authority for Industrial Development,
	5.00%, 4/15/42 (144A)	2,253,017
3,335,000	Philadelphia Authority for Industrial Development,
	5.00%, 4/15/52 (144A)	3,173,386
1,660,000	Philadelphia Authority for Industrial Development,
	5.125%, 6/1/38 (144A)	1,699,724
3,500,000	Philadelphia Authority for Industrial Development,
	5.25%, 6/1/48 (144A)	3,571,260
4,370,000	Philadelphia Authority for Industrial Development,
	5.375%, 6/1/53 (144A)	4,457,881
9,435,000	Philadelphia Authority for Industrial Development,
	5.50%, 6/1/49 (144A)	9,774,094
975,000	Philadelphia Authority for Industrial Development,
	Series A, 5.00%, 11/15/31	993,135
4,055,000	Philadelphia Authority for Industrial Development,
	2800 American Street Co. Project, Series A, 5.625%,
	7/1/48 (144A)	4,126,084
8,295,000	Philadelphia Authority for Industrial Development,
	Global Leadership Academy Charter School Project,
	Series A, 5.00%, 11/15/50	8,281,894
2,200,000	Philadelphia Authority for Industrial Development,
	Greater Philadelphia Health Action, Inc. Project,
	Series A, 6.50%, 6/1/45	2,212,320
2,940,000	Philadelphia Authority for Industrial Development,
	Greater Philadelphia Health Action, Inc., Project,
	Series A, 6.625%, 6/1/50	2,956,405
340,000	Philadelphia Authority for Industrial Development,
	Green Woods Charter School, Series A, 5.00%, 6/15/32	341,465
1,045,000	Philadelphia Authority for Industrial Development,
	Green Woods Charter School, Series A,
	5.125%, 6/15/42	1,011,832

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 53

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	Pennsylvania — (continued)
970,000	Philadelphia Authority for Industrial Development,
	Green Woods Charter School, Series A,
	5.25%, 6/15/52	$ 928,115
1,020,000	Philadelphia Authority for Industrial Development,
	Green Woods Charter School, Series A,
	5.375%, 6/15/57	966,776
3,570,000	Philadelphia Authority for Industrial Development,
	Universal Arts, 5.00%, 3/15/45 (144A)	3,386,645
	Total Pennsylvania	$ 64,174,783
	Puerto Rico — 6.2%
2,020,659(b)(c)	Commonwealth of Puerto Rico, Restructured
	Series A, 7/1/33	$ 1,146,966
1,570,171(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 4.00%, 7/1/33	1,490,422
1,411,375(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 4.00%, 7/1/35	1,296,912
1,211,332(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 4.00%, 7/1/37	1,084,627
1,646,948(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 4.00%, 7/1/41	1,440,651
2,712,803(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 4.00%, 7/1/46	2,303,712
876,798(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 5.25%, 7/1/23	883,374
1,748,733(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 5.375%, 7/1/25	1,803,381
1,732,895(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 5.625%, 7/1/27	1,851,824
1,704,781(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 5.625%, 7/1/29	1,832,640
1,655,840(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 5.75%, 7/1/31	1,804,866
4,745,000	Puerto Rico Commonwealth Aqueduct & Sewer
	Authority, Series A, 5.00%, 7/1/47 (144A)	4,690,527
6,685,000	Puerto Rico Electric Power Authority, Series AAA,
	5.25%, 7/1/21	5,398,137
3,535,000	Puerto Rico Electric Power Authority, Series CCC,
	4.80%, 7/1/28	2,850,094
1,285,000	Puerto Rico Electric Power Authority, Series CCC,
	5.00%, 7/1/24	1,040,850
3,735,000	Puerto Rico Electric Power Authority, Series DDD,
	5.00%, 7/1/23	3,025,350
3,315,000	Puerto Rico Electric Power Authority, Series TT,
	5.00%, 7/1/21	2,676,862
1,000,000	Puerto Rico Electric Power Authority, Series WW,
	5.00%, 7/1/28	810,000

The accompanying notes are an integral part of these financial statements.

54 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	Puerto Rico — (continued)
1,130,000	Puerto Rico Electric Power Authority, Series ZZ,
	4.75%, 7/1/27	$ 911,063
4,000,000	Puerto Rico Highway & Transportation Authority,
	Series A, 5.85%, 3/1/27	3,996,400
100,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, 4.00%, 7/1/36	93,516
100,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, 4.00%, 7/1/37	92,781
100,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, 4.00%, 7/1/38	92,345
100,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, 4.00%, 7/1/39	91,588
100,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, 4.00%, 7/1/40	90,930
110,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, 4.00%, 7/1/41	99,039
1,295,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, Series A, 5.20%, 7/1/24	1,312,198
38,758,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, Restructured Series A1, 5.00%, 7/1/58	37,498,365
19,458,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, Restructured Series A2, 4.784%, 7/1/58	19,054,052
	Total Puerto Rico	$ 100,763,472
	Rhode Island — 0.4%
2,065,000(d)	Central Falls Detention Facility Corp., 7.25%, 7/15/35	$ 371,700
2,000,000(e)	Tender Option Bond Trust Receipts/Certificates,
	RIB, Series 2019, 7.345%, 9/1/47 (144A)	2,007,200
4,250,000	Tobacco Settlement Financing Corp., Series B,
	5.00%, 6/1/50	4,359,310
	Total Rhode Island	$ 6,738,210
	Tennessee — 0.1%
1,095,000	Metropolitan Government Nashville & Davidson
	County Industrial Development Board,
	4.00%, 6/1/51 (144A)	$ 905,401
	Total Tennessee	$ 905,401
	Texas — 4.0%
640,000	Arlington Higher Education Finance Corp.,
	3.50%, 3/1/24 (144A)	$ 637,888
16,875,000	Arlington Higher Education Finance Corp.,
	5.45%, 3/1/49 (144A)	18,037,181

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 55

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	Texas — (continued)
95,000	Arlington Higher Education Finance Corp.,
	Series A, 5.875%, 3/1/24	$ 96,201
525,000	Arlington Higher Education Finance Corp.,
	Series A, 6.625%, 3/1/29	548,651
375,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 7.00%, 3/1/34	385,860
7,030,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 7.125%, 3/1/44	7,247,086
280,000	City of Celina, 5.50%, 9/1/24	283,696
1,025,000	City of Celina, 6.00%, 9/1/30	1,050,082
2,590,000	City of Celina, 6.25%, 9/1/40	2,652,315
16,755,000(e)	Greater Texas Cultural Education Facilities Finance
	Corp., 9.00%, 2/1/50 (144A)	15,790,080
3,335,000(e)	Greater Texas Cultural Education Facilities Finance
	Corp., Series B, 9.00%, 2/1/33 (144A)	3,033,783
100,000(f)	La Vernia Higher Education Finance Corp., Meridian
	World School, Series A, 5.25%, 8/15/35 (144A)	105,091
2,000,000(f)	La Vernia Higher Education Finance Corp., Meridian
	World School, Series A, 5.50%, 8/15/45 (144A)	2,111,280
1,250,000	New Hope Cultural Education Facilities Finance Corp.,
	Village On The Park, Series C, 5.50%, 7/1/46	750,000
1,000,000	New Hope Cultural Education Facilities Finance Corp.,
	Village On The Park, Series C, 5.75%, 7/1/51	600,000
75,000	New Hope Cultural Education Facilities Finance Corp.,
	Village On The Park, Series D, 6.00%, 7/1/26	41,250
1,350,000	New Hope Cultural Education Facilities Finance Corp.,
	Village On The Park, Series D, 7.00%, 7/1/51	810,000
17,350,000(d)	Sanger Industrial Development Corp., Texas Pellets
	Project, Series B, 8.00%, 7/1/38	4,272,437
8,142,447	Tarrant County Cultural Education Facilities Finance
	Corp., Series A, 5.75%, 12/1/54	6,184,026
1,000,000(e)	Texas Midwest Public Facility Corp., Secure Treatment
	Facility Project, Restructured, 0.001%, 12/1/30	550,220
	Total Texas	$ 65,187,127
	Virginia — 5.6%
3,000,000	Ballston Quarter Community Development Authority,
	Series A, 5.50%, 3/1/46	$ 2,940,000
2,050,000	Cherry Hill Community Development Authority,
	Potomac Shores Project, 5.40%, 3/1/45 (144A)	2,061,870
800,000	Embrey Mill Community Development Authority,
	5.30%, 3/1/35 (144A)	859,128
4,615,000	Embrey Mill Community Development Authority,
	5.60%, 3/1/45 (144A)	4,989,553
21,385,000	Tobacco Settlement Financing Corp., Series A1,
	6.706%, 6/1/46	20,101,900

The accompanying notes are an integral part of these financial statements.

56 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	Virginia — (continued)
51,495,000	Tobacco Settlement Financing Corp., Series B1,
	5.00%, 6/1/47	$ 51,206,628
5,905,000(e)	Tobacco Settlement Financing Corp., Series B2,
	5.20%, 6/1/46	5,905,413
14,000,000(b)	Tobacco Settlement Financing Corp.,
	Series D, 6/1/47	3,270,820
	Total Virginia	$ 91,335,312
	Wisconsin — 2.3%
775,000	Public Finance Authority, Community School of
	Davidson Project, 5.00%, 10/1/33	$ 836,977
5,905,000	Public Finance Authority, Community School of
	Davidson Project, 5.00%, 10/1/48	6,332,699
1,590,000	Public Finance Authority, Coral Academy Science
	Las Vegas, Series A, 5.625%, 7/1/44	1,648,289
2,660,000	Public Finance Authority, Coral Academy Science
	Reno, 5.00%, 6/1/50 (144A)	2,792,814
400,000	Public Finance Authority, Coral Academy Science
	Reno, Series A, 4.00%, 6/1/36 (144A)	390,328
700,000	Public Finance Authority, Coral Academy Science
	Reno, Series A, 4.00%, 6/1/51 (144A)	618,023
1,130,000	Public Finance Authority, Coral Academy Science
	Reno, Series A, 4.00%, 6/1/61 (144A)	949,449
9,310,000	Public Finance Authority, Gardner Webb University,
	5.00%, 7/1/31 (144A)	9,925,484
275,000	Public Finance Authority, Lead Academy Project,
	Series A, 4.25%, 8/1/26 (144A)	275,316
2,000,000	Public Finance Authority, Lead Academy Project,
	Series A, 5.00%, 8/1/36 (144A)	2,089,760
2,500,000	Public Finance Authority, Lead Academy Project,
	Series A, 5.125%, 8/1/46 (144A)	2,572,975
2,000,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 4.00%, 6/1/56 (144A)	1,447,600
500,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.00%, 6/1/37 (144A)	525,820
2,500,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.00%, 6/1/52 (144A)	2,549,600
500,000(e)	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.613%, 6/1/47	534,295
2,500,000(e)	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.688%, 6/1/52	2,671,475
10,605,000(b)(d)	Public Finance Authority, Springshire Pre
	Development Project, 12/1/20 (144A)	1,060,500
	Total Wisconsin	$ 37,221,404
	TOTAL MUNICIPAL BONDS
	(Cost $1,719,605,965)	$ 1,603,801,239

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 57

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
DEBTORS IN POSSESSION FINANCING — 0.4%
OF NET ASSETS#
Retirement Housing — 0.4%
6,000,000+^	Springshire Retirement LLC - Promissory Note,
	9.00%, 12/1/22	$ 6,000,000
	Total Retirement Housing	$ 6,000,000
TOTAL DEBTORS IN POSSESSION FINANCING
	(Cost $6,000,000)	$ 6,000,000
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 99.4%
	(Cost $1,725,605,965)	$ 1,609,801,239
	OTHER ASSETS AND LIABILITIES — 0.6%	$ 9,485,809
	NET ASSETS — 100.0%	$ 1,619,287,048

AGM	Assured Guaranty Municipal Corp.
AMBAC	Ambac Assurance Corporation.
RIB	Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at August 31, 2022.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2022, the value of these securities amounted to $393,952,510, or 24.3% of net assets.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	Represents a General Obligation Bond.
(d)	Security is in default.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at August 31, 2022.
(f)	Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
+	Security is valued using significant unobservable inputs (Level 3).
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).
#	Securities are restricted as to resale.

The accompanying notes are an integral part of these financial statements.

58 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

	Acquisition
Restricted Securities	date	Cost	Value
Springshire Retirement LLC –
Promissory Note	12/1/2021	$6,000,000	$6,000,000
% of Net Assets			0.4%

The concentration of investments as a percentage of total investments by type of obligation/market sector is as follows:

Revenue Bonds:
Tobacco Revenue	24.5%
Education Revenue	22.3
Development Revenue	17.1
Health Revenue	16.7
Transportation Revenue	5.3
Other Revenue	3.8
Water Revenue	2.1
Facilities Revenue	1.6
Power Revenue	1.0
Industrial Revenue	0.2
Pollution Control Revenue	0.1
Utilities Revenue	0.1
94.8%
General Obligation Bonds:	5.2%
100.0%

Purchases and sales of securities (excluding short-term investments) for the year ended August 31, 2022, aggregated $682,626,380 and $771,065,755, respectively.

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2022, the Portfolio did not engage in any cross trade activity.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.

Level 1	– unadjusted quoted prices in active markets for identical securities.
Level 2	– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3	– significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments).

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 59

Schedule of Investments | 8/31/22 (continued)

The following is a summary of the inputs used as of August 31, 2022, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Debtors in Possession Financing	$ —	$ —	$6,000,000	$ 6,000,000
Municipal Bonds	—	1,603,801,239	—	1,603,801,239
Total Investments in Securities	$ —	$1,603,801,239	$6,000,000	$1,609,801,239

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
Debtors in
Possession
Financing
Balance as of 8/31/21	$ —
Realized gain (loss)	—
Changed in unrealized appreciation (depreciation)	—
Accrued discounts/premiums	—
Purchases	6,000,000
Sales	—
Transfers in to Level 3	—
Transfers out of Level 3	—
Balance as of 8/31/22	$ 6,000,000

During the year ended August 31, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

60 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Statement of Assets and Liabilities | 8/31/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,725,605,965)	$1,609,801,239
Cash	10,434,437
Receivables —
Investment securities sold	270,200
Proceeds from contributions	9,812,705
Interest	27,202,022
Other assets	311,500
Total assets	$1,657,832,103
LIABILITIES:
Payables —
Investment securities purchased	$ 36,937,714
Value of withdrawals	1,410,002
Trustees' fees	12,989
Due to affiliates	90,711
Accrued expenses	93,639
Total liabilities	$ 38,545,055
NET ASSETS:
Paid-in capital	$1,638,577,490
Distributable earnings (loss)	(19,290,442)
Net assets	$1,619,287,048

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 61

Statement of Operations

FOR THE YEAR ENDED 8/31/22

INVESTMENT INCOME:
Interest from unaffiliated issuers	$84,627,761
Total Investment Income		$ 84,627,761
EXPENSES:
Administrative expenses	$ 135,928
Transfer agent fees	2,459
Custodian fees	12,169
Professional fees	77,275
Printing expense	925
Pricing fees	14,230
Trustees’ fees	85,150
ICI Fees	22,438
Miscellaneous	720
Total expenses		$ 351,294
Net investment income		$ 84,276,467
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ (49,557,811)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ (223,692,236)
Net realized and unrealized gain (loss) on investments		$(273,250,047)
Net decrease in net assets resulting from operations		$(188,973,580)

The accompanying notes are an integral part of these financial statements.

62 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Statement of Changes in Net Assets

	Year
	Ended	12/21/20 to
	8/31/22	8/31/21*
FROM OPERATIONS:
Net investment income (loss)	$ 84,276,467	$ 58,334,376
Net realized gain (loss) on investments	(49,557,811)	3,461,252
Change in net unrealized appreciation (depreciation)
on investments	(223,692,236)	54,564,035
Net increase (decrease) in net assets resulting
from operations	$ (188,973,580)	$ 116,359,663
FROM CAPITAL TRANSACTIONS:
Proceeds from contributions	$ 821,599,552	$ 221,001,901
Value of withdrawals	(1,068,188,723)	(43,510,000)
In-kind subscriptions	—	1,760,998,235
Net increase (decrease) in net assets resulting
from capital transactions	$ (246,589,171)	$1,938,490,136
Net increase (decrease) in net assets	$ (435,562,751)	$2,054,849,799
NET ASSETS:
Beginning of year	$ 2,054,849,799	$ —
End of year	$ 1,619,287,048	$2,054,849,799
* The Portfolio commenced operations on December 21, 2020.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

	Year
	Ended	12/21/20 to
	8/31/22	8/31/21*
Total return	(9.34)%	6.30%(a)
Ratio of net expenses to average net assets	0.02%	0.02%(b)
Ratio of net investment income (loss) to average
net assets	4.47%	3.07%(b)
Portfolio turnover rate	38%	11%(a)(c)
Net assets, end of period (in thousands)	$1,619,287	$2,054,850

*	The Portfolio commenced operations on December 21, 2020.
(a)	Not annualized.
(b)	Annualized.
(c)	The portfolio turnover rate excludes purchases and sales from the transfer of assets from Pioneer High Income Municipal Fund (see note 1).

The accompanying notes are an integral part of these financial statements.

64 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Notes to Financial Statements | 8/31/22

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Portfolio (the “Portfolio”) is a diversified series of Pioneer Core Trust I (the “Trust”), an open-end management investment company established as a Delaware statutory trust on October 14, 2020. The Portfolio is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2022, all investors in the Portfolio were funds advised by the investment adviser of the Portfolio. At August 31, 2022, Pioneer High Income Municipal Fund owned approximately 99.999% of the Portfolio and Pioneer MAP-High Income Municipal Fund owned approximately 0.001% of the Portfolio. On December 21, 2020, the Pioneer High Income Municipal Fund transferred all of its investable assets, with a cost basis of $1,707,664,760 and a value of $1,760,998,235, to the Portfolio in exchange for an interest in the Portfolio. The transaction was structured to qualify as a tax-free exchange of assets.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Portfolio’s placement agent.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Portfolio’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

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Effective August 19, 2022, the Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits portfolios to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a portfolio, to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on portfolio leverage risk calculated based on value-at-risk (“VaR”), unless the portfolio uses derivatives in only a limited manner.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A. Security Valuation

Investments are stated at value, computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

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Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.

At August 31, 2022, one security was valued using fair value methods representing 0.37% of net assets. The value of this fair valued security was $6,000,000.

B. Investment Income and Transactions

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities to its investors in proportion to their investment in the Portfolio.

C. Federal Income Taxes

The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 67

tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D. Risks

The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian

68 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession. To the extent the Portfolio invests significantly in a single state (including California, Illinois, New York and Indiana), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Portfolio will be more susceptible to associated risks and developments.

The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-

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investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Portfolio will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the SOFR published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Portfolio or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Portfolio. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

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With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Portfolio’s registration statement on Form N-1A contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.

E. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at August 31, 2022 are listed in the Schedule of Investments.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 71

2. Management Agreement

The Adviser manages the Portfolio’s portfolio. The Portfolio does not pay a management fee under the Portfolio’s investment advisory agreement with the Adviser. Shareholders should be aware, however, that the Portfolio is an integral part of separately managed account programs, and the Adviser or an affiliate will be compensated directly or indirectly by separately managed account program sponsor.

3. Compensation of Trustees and Officers

The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the year ended August 31, 2022, the Portfolio paid $85,150 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At August 31, 2022, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $12,989.

4. Transfer Agent

For the period from September 1, 2021 to November 21, 2021, Brown Brothers Harriman & Co. served as the transfer agent to the Portfolio at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates.

5. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Portfolio’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Portfolio’s transfer agent.

72 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Core Trust I and the Shareowners of Pioneer High Income Municipal Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer High Income Municipal Portfolio (the “Fund”) (one of the funds constituting Pioneer Core Trust I (the “Trust”)), including the schedule of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended August 31, 2022 and the period from December 21, 2020 (commencement of operations) through August 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer High Income Municipal Portfolio (one of the funds constituting Pioneer Core Trust I) at August 31, 2022, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended August 31, 2022 and the period from December 21, 2020 (commencement of operations) through August 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 73

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
October 28, 2022

74 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Statement Regarding Liquidity Risk Management Program

As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to effect withdrawals from the Portfolio without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet withdrawal requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net withdrawal activity, withdrawal policies, ownership concentration, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit

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facility, as components of the Portfolio’s ability to meet withdrawal requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger withdrawal requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.

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Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s and Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund and Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund and Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 77

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive Vice President,	communications and securities
	earlier retirement	The Bank of New York (financial and securities services) (1986 – 2004)	processing provider for financial
	or removal.		services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Jr. (71)*	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
	earlier retirement	President Head of Product, BNY Mellon Investment Management
	or removal.	(2007-2012); Executive Director- Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment management firm)
(2000-2005); Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

*	Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

78 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (78)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Director, Equitable Holdings, Inc.
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	(financial services holding company)
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	(2022 – present); Board Member of
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment	Carver Bancorp, Inc. (holding
	or removal.	bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY	company) and Carver Federal
		Associates, LLC (investment bank) (1996 – 2003)	Savings Bank, NA (2017 – present);
Advisory Council Member,
MasterShares ETF (2016 – 2017);
Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and Board
Treasurer, Harlem Dowling Westside
Center (foster care agency)
(1999 – 2018)

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 79

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (66)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves until	Group, American International Group, Inc. (insurance company)
	a successor trustee is	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation (government-
sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988);
Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank)
(1986 – 1987)
Marguerite A. Piret (74)	Trustee since 2006.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); President and Chief Executive	Income Fund, Inc. (closed-end
	trustee is elected or	Officer, Metric Financial Inc. (formerly known as Newbury Piret Company)	investment company)
	earlier retirement	(investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)
Fred J. Ricciardi (75)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company services)	None
Trustee	Serves until a successor	(2012 – 2020); Executive Vice President, BNY Mellon (financial and investment
	trustee is elected or	company services) (1969 – 2012); Director, BNY International Financing Corp.
	earlier retirement	(financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp.
	or removal.	(financial services) (2009 – 2012); Director, Financial Models (technology)
(2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd.,
Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment
Services, Inc. (financial services) (2005-2007)

80 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)**	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	Director of Clearwater Analytics
Trustee, President and Chief	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset	(provider of web-based
Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President	investment accounting software
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and	for reporting and reconciliation
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);	services) (September 2022 –
		Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset	present)
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International, Eaton
Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (64)**	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc.
(since 2017)

**	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 81

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2006. Serves at the	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	discretion of the Board	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer		since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	discretion of the Board	Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at the	Managing Director, Chief Operations Officer and Fund Treasurer of	None
Treasurer and	discretion of the Board	Amundi US since May 2021; Treasurer of all of the Pioneer Funds since
Chief Financial and		May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021
Accounting Officer		to May 2021; and Chief of Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (57)	Since 2006. Serves at the	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	discretion of the Board	of all of the Pioneer Funds since 1999
Gary Sullivan (64)	Since 2006. Serves at the	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	discretion of the Board	Treasurer of all of the Pioneer Funds since 2002
Antonio Furtado (40)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020

82 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Michael Melnick (51)	Since 2021. Serves at the	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	discretion of the Board	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc.
since January 2014.
Brandon Austin (50)	Since March 2022. Serves	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money	at the discretion of	Laundering Officer of all the Pioneer Funds since March 2022 Director of
Laundering Officer	the Board	Financial Security of Amundi US since July 2021; Vice President, Head of
BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez
Wealth Management (investment management firm) (2013 – 2021)

Pioneer High Income Municipal Fund | Annual Report | 8/31/22 83

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84 Pioneer High Income Municipal Fund | Annual Report | 8/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 21203-15-1022

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $59,663 payable to Ernst & Young LLP for the year ended August 31, 2022 and $55,500 for the year ended August 31, 2021.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2022 or 2021.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $23,818 and $17,877 during the fiscal years ended August 31, 2022 and 2021, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2022 or 2021.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31, 2022 and 2021, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $23,818 and $17,877 during the fiscal years ended August 31, 2022 and 2021, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust V

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 4, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date November 4, 2022

* Print the name and title of each signing officer under his or her signature.